--------------------------------------------------------------------------------

[LOGO] JANUS

--------------------------------------------------------------------------------

     Janus Income Funds

     2001 Semiannual Report

     Janus Flexible Income Fund         Janus Money Market Fund
     Janus High-Yield Fund              Janus Government Money Market Fund
     Janus Federal Tax-Exempt Fund      Janus Tax-Exempt Money Market Fund
     Janus Short-Term Bond Fund

Table of Contents

     Letter From Janus' Executive Investment Committee ..............     1

     Portfolio Managers' Commentaries and Schedules of Investments

        Janus Flexible Income Fund ..................................     2

        Janus High-Yield Fund .......................................     7

        Janus Federal Tax-Exempt Fund ...............................    12

        Janus Short-Term Bond Fund ..................................    17

        Janus Money Market Fund .....................................    21

        Janus Government Money Market Fund ..........................    27

        Janus Tax-Exempt Money Market Fund ..........................    28

     Statements of Assets and Liabilities - Bond Funds ..............    31

     Statements of Operations - Bond Funds ..........................    32

     Statements of Changes in Net Assets - Bond Funds ...............    33

     Financial Highlights - Bond Funds ..............................    34

     Statements of Assets and Liabilities -
        Money Market Funds ..........................................    36

     Statements of Operations - Money Market Funds ..................    37

     Statements of Changes in Net Assets -
        Money Market Funds ..........................................    38

     Financial Highlights - Money Market Funds ......................    39

     Notes to Schedules of Investments ..............................    44

     Notes to Financial Statements ..................................    45

     Explanation of Charts and Tables ...............................    48

From Janus' Executive Investment Committee

     This period was like few before it. After many years of strong stock market gains and rapid economic expansion, the bubble burst under the weight of a sudden and substantial reduction in corporate spending, rising energy costs, declining consumer confidence, and the biggest round of job cuts in almost a decade. In early 2001, the annualized 5% growth rate the economy had enjoyed through June of 2000 dropped precipitously to near zero.

     Hoping to reverse the rapid economic downturn, the Federal Reserve cut short-term interest rates four times in as many months. The Fed's actions produced mixed results in the fixed-income markets, while stocks continued their downward spiral. In fact, by early April, the Nasdaq Composite Index had given up nearly two years of gains while the S&P 500 Index had fallen roughly 28% from its March 2000 peak. Overseas equity markets suffered a similar fate, with the Morgan Stanley Capital International EAFE Index reaching its lowest level since October 1998.

     Although our bond funds performed solidly in this environment, many of our equity funds were not able to avoid the turmoil. We knew that the longest-running bull market in history was nearing an end - at least for some period of time. What we didn't recognize was how quickly the end would come and how severe it would be. As it turned out, the decline in the stock market was led by many of the names in which we invest - fast-growing companies that were, and still are, the leaders in their respective industries. As the economy slowed dramatically, demand for their products and services quickly eroded, as did their stock prices. Although we reduced our exposure in many of these companies, we maintained - even increased - our positions in those that our research continued to show as having strong fundamentals.

     With that said, we're focusing our efforts on positioning both our fixed-income and equity portfolios for what we think lies ahead, and we're very confident we're making the right decisions based on our extensive research. As signs of a potential late 2001 or early 2002 economic recovery continue to emerge, we're investing in those companies we believe will bounce back first and farthest - companies with superior management teams and sustainable long-term growth potential. We're confident that our team of talented researchers, working within the context of an investment strategy that's produced solid results for over 30 years, is leading us to those companies.

     As always, we thank you again for the trust and confidence you've placed in us. You have our word that we'll continue to do all that we can to maintain your trust by once again delivering the performance you expect from Janus.

     /s/ Thomas Bailey                  /s/ Warren Lammert
     /s/ Jim Goff                       /s/ Blaine Rollins
     /s/ Helen Young Hayes              /s/ Scott W. Schoelzel

Past performance does not guarantee future results.

                                           Janus Income Funds  April 30, 2001  1

Janus Flexible Income Fund

[PHOTO]
Ronald Speaker
portfolio manager

Janus Flexible Income Fund gained 5.10% during the six-month period ended April 30, 2001, compared to a 6.23% return by the Fund's benchmark, the Lehman Brothers Government/Credit Index.(1)

Bond markets reacted to a mixed set of signals during the period. After years of robust expansion, the U.S. economy slowed substantially during the last three months of 2000 as a series of increases in short-term interest rates by the Federal Reserve finally began to take hold. When the Fed's tightening campaign began in mid-1999, GDP growth was averaging more than 5% per year. However, that rate of expansion proved unsustainable in the wake of six individual rate hikes representing a cumulative increase of 175 basis points. By the fourth quarter of 2000, economic growth had plummeted to 1% - its lowest level in more than five years. As if to underscore the point, 128-year-old retailer Montgomery Ward descended into bankruptcy in late December, joining a large and growing list of companies struggling to cope with a rapidly decelerating economy.

This weakness carried into 2001 as a series of high-profile earnings warnings from some of the country's largest and most visible companies quickly turned into a rash of layoffs. That, together with continued difficulties in the stock market, caused consumer confidence to fall sharply. But while consumer spending has softened, the real story has been the impact of the weakening economy on the business sector. The most notable example was a dramatic reversal in capital spending for technology and telecommunications gear, which all but collapsed at the end of 2000. As a result, the Fed suddenly found itself on the other side of the table, rapidly cutting interest rates in an attempt to stave off recession.

The bond market's reaction was mixed. Treasury yields, particularly on shorter-dated securities, declined steadily in response to the weakening economy and the Fed's efforts to reinvigorate it. Flight-to-quality flows, as a result of the stock market's continued difficulties, also played a role in the Treasury market's continued strength. However, longer-dated bonds failed to keep pace as the excesses associated with last year's government buy-back were worked out of the system. Still, these trends allowed our Treasury positions - which have traditionally fallen in the short- to mid-term range of the maturity spectrum - to once again provide gains for the Fund.

Our exposure to agency bonds - which we had steadily increased during 2000 - followed a similar trend, as did many of our investment-grade corporate bonds. Individual standouts included Tenet Healthcare, a high-quality borrower that operates more than 110 acute-care facilities in 17 states. The bonds benefited from the company's high credit quality and short maturity as well as the relative immunity of the healthcare sector from pressures felt by borrowers in other industries.

Meanwhile, the high-yield market continued to struggle with spotty performance. After many months of difficulties, high-yield bonds bottomed in November. Later, a surprise 0.50% rate cut by the Federal Reserve on January 3 allowed the market to rally alongside stocks, but concerns about the ability of many high-yield borrowers to service their debt in a rapidly deteriorating economy soon took over, and bonds again retreated. After a number of similar fits and starts, the market finished the period mixed.

Several of our high-yield holdings, including California grocery store operator Stater Brothers, finished the period higher. At the same time, our high-yield position in Exodus Communications was a clear disappointment. Although Exodus remains one of the most compelling positions in the Fund, a substantial decline in the company's stock nonetheless dragged the bonds lower.

Looking ahead, the outlook for the U.S. economy is somewhat clouded. Consumer spending has remained resilient despite economic turbulence, and the Federal Reserve's efforts to revitalize the economy may in fact be taking hold. However, corporate layoffs have continued to accelerate, and the extent to which that will cause consumers to rein in spending will ultimately determine the direction of the economy over the course of the next few months. Regardless, we believe corporate spreads - particularly on short-term bonds - are extremely attractive and we will continue to leverage Janus' research effort to identify individual opportunities as they appear across the entire range of possible investments.

Thank you for your continued investment in Janus Flexible Income Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

2  Janus Income Funds  April 30, 2001

Portfolio Asset Mix

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds/Warrants                              48.8%              41.0%
High-Yield/High-Risk
  Corporate Bonds                                       20.0%              15.2%
U.S. Government Obligations                             21.6%              25.2%
Foreign Dollar/
  Non-Dollar Bonds                                       3.0%               3.7%
Preferred Stock                                          0.8%               1.6%
Cash and Cash Equivalents                                5.8%              13.3%

Fund Profile

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            6.8 Yrs.           5.8 Yrs.
Average Modified Duration*                           4.8 Yrs.           4.3 Yrs.
30-Day Average Yield**                                  6.29%              7.09%
Average Rating                                              A                 A-

 * A theoretical measure of price volatility.
** Yield will fluctuate.

Average Annual Total Return
for the periods ended April 30, 2001
One Year       Five Year         Ten Year         Since 7/7/87*
7.94%          7.13%             9.23%            8.32%

Janus Flexible Income Fund - $30,258
Lehman Brothers Government/Credit Index - $30,245

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($30,258) as compared to the Lehman Brothers Government/ Credit Index ($30,245).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

The Lehman Brothers Government/Credit Index is an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.

Adviser has contractually agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown the Fund's actual expenses exceeded the cap, its yield and total return would have been lower.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 71.7%
Aerospace and Defense - 0.3%
$    4,000,000   Northrop Grumman Corp., 7.125%
                   notes, due 2/15/11+ ......................     $   4,035,000

Cable Television - 1.9%
    10,000,000   Comcast Cable Communications, Inc., 6.375%
                   notes, due 1/30/06 .......................         10,025,000
     3,000,000   Comcast UK Cable Partners, Ltd., 11.20%
                   debentures, due 11/15/07(OMEGA) ..........          2,520,000
     5,250,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11+ ................          5,092,500
     5,000,000   Diamond Cable Communications PLC
                   11.75%, senior discount notes
                   due 12/15/05(OMEGA) ......................          4,425,000

                                                                      22,062,500
Casino Services - 0.8%
$    8,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........     $    8,720,000

Cellular Telecommunications - 1.7%
     3,250,000   American Cellular Corp., 9.50%
                   notes, due 10/15/09+ .....................          3,160,625
                 AT&T Wireless, Inc.:
    12,500,000     7.875%, notes, due 3/1/11+ ...............         12,546,875
     3,500,000     8.75%, notes, due 3/1/31+ ................          3,591,875

                                                                      19,299,375

Commercial Banks - 0.4%
     5,000,000   Hudson United Bancorp, Inc., 8.20%
                   subordinated debentures, due 9/15/06 .....          4,868,750

Commercial Services - 1.8%
    20,000,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................         20,350,000

See Notes to Schedules of Investments.

                                           Janus Income Funds  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 0.5%
$    5,000,000   Procter & Gamble Co., 6.875%
                   unsubordinated notes, due 9/15/09 ........     $    5,206,250

Diversified Financial Services - 1.3%
     5,000,000   Citigroup, Inc., 7.25%
                   subordinated notes, due 10/1/10 ..........          5,193,750
    10,000,000   General Electric Capital Corp., 5.35%
                   notes, due 3/30/06 .......................          9,875,000

                                                                      15,068,750

Electric - Integrated - 5.2%
    10,000,000   Carolina Power & Light Co., 6.65%
                   senior notes, due 4/1/08 .................          9,900,000
    18,000,000   Dominion Resources, Inc., 6.00%
                   notes, due 1/31/03 .......................         18,112,500
                 Mirant Americas Generation, Inc.:
     3,900,000     7.625%, senior notes, due 5/1/06+ ........          3,950,583
     5,600,000     9.125%, notes, due 5/1/31+ ...............          5,731,096
                 PSEG Power L.L.C.:
    15,000,000     6.875%, notes, due 4/15/06+ ..............         14,962,500
     7,000,000     7.75%, notes, due 4/15/11+ ...............          7,078,750

                                                                      59,735,429

Finance - Auto Loans - 3.7%
                 Ford Motor Credit Co.:
    25,000,000     5.75%, senior notes, due 2/23/04 .........         25,031,250
    17,000,000     6.875%, notes, due 2/1/06 ................         17,297,500

                                                                      42,328,750

Finance - Credit Card - 0.3%
     3,450,000   Capital One Bank, 6.875%
                   senior notes, due 2/1/06 .................          3,355,125
Food - Diversified - 2.7%
                 Kellogg Co.:
    15,000,000     5.50%, notes, due 4/1/03+ ................         15,037,500
    10,500,000     6.00%, notes, due 4/1/06+ ................         10,408,125
     5,500,000     6.60%, notes, due 4/1/11+ ................          5,403,750

                                                                      30,849,375

Food - Retail - 8.6%
                 Delhaize America, Inc.:
     9,080,000     7.375%, notes, due 4/15/06+ ..............          9,182,150
     8,000,000     8.125%, notes, due 4/15/11+ ..............          8,180,000
                 Fred Meyer, Inc.:
    25,000,000     7.15%, company guaranteed notes
                   due 3/1/03 ...............................         25,875,000
    10,000,000     7.45%, company guaranteed notes
                   due 3/1/08 ...............................         10,312,500
     4,000,000   Kroger Co., 7.65%
                   senior notes, due 4/15/07 ................          4,190,000
     5,500,000   Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07 .....          5,321,250
                 Safeway, Inc.:
    25,890,000     6.15%, notes, due 3/1/06 .................         25,792,912
     5,250,000     6.50%, notes, due 3/1/11 .................          5,125,313
     5,000,000   Stater Brothers Holdings, Inc., 10.75%
                   senior notes, due 8/15/06 ................          4,575,000

                                                                      98,554,125

Hotels and Motels - 0.5%
$    7,000,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....     $    6,230,000
Independent Power Producer - 2.9%
    13,250,000   Calpine Canada Energy Finance ULC, 8.50%
                   company guaranteed notes, due 5/1/08 .....         13,266,562
    20,000,000   Calpine Corp., 7.625%
                   senior notes, due 4/15/06 ................         19,625,000

                                                                      32,891,562

Life and Health Insurance - 1.0%
    11,000,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03 ................         11,165,000

Medical - HMO - 2.8%
    10,000,000   Health Net, Inc., 8.375%
                   senior notes, due 4/15/11+ ...............          9,825,000
                 UnitedHealth Group, Inc.:
    10,000,000     6.60%, notes, due 12/1/03 ................         10,212,500
    11,500,000     7.50%, notes, due 11/15/05 ...............         12,075,000

                                                                      32,112,500

Medical - Hospitals - 5.0%
     5,000,000   Columbia/HCA Healthcare Corp., 8.36%
                   debentures, due 4/15/24 ..................          4,825,000
     4,500,000   HCA-The Healthcare Co., 7.875%
                   senior notes, due 2/1/11+ ................          4,578,750
                 Tenet Healthcare Corp.:
    32,750,000     7.875%, senior notes, due 1/15/03 ........         33,486,875
    14,400,000     8.00%, senior notes, due 1/15/05 .........         14,904,000

                                                                      57,794,625

Multimedia - 5.9%
                 AOL Time Warner, Inc.:
     4,570,000     6.125%, notes, due 4/15/06 ...............          4,547,150
    15,250,000     8.18%, notes, due 8/15/07 ................         16,527,187
     5,000,000     7.25%, debetures, due 10/15/17 ...........          4,887,500
     6,000,000     7.625%, notes, due 4/15/31 ...............          6,015,000
                 Viacom, Inc.:
    12,000,000     6.40%, company guaranteed notes
                   due 1/30/06 ..............................         12,150,000
    22,000,000     7.70%, company guaranteed notes
                   due 7/30/10 ..............................         23,347,500

                                                                      67,474,337

Networking Products - 0.1%
                 Candescent Technologies Corp.:
     4,250,000     8.00%, convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            850,000
     2,750,000     8.00%, convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..            550,000

                                                                       1,400,000

Non-Hazardous Waste Disposal - 1.7%
                 Waste Management, Inc.:
    10,000,000     7.00%, senior notes, due 10/1/04 .........         10,112,500
    10,000,000     7.375%, notes, due 8/1/10 ................         10,025,000

                                                                      20,137,500

Oil and Gas Drilling - 1.3%
    15,000,000   R&B Falcon Corp., 6.75%
                   senior notes, due 4/15/05 ................         15,187,500

See Notes to Schedules of Investments.

4  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 0.9%
$   10,000,000   Chevron Corp., 6.625%
                   notes, due 10/1/04 .......................     $   10,425,000

Oil Field Machinery and Equipment - 0.6%
     7,000,000   Smith International, Inc., 6.75%
                   notes, due 2/15/11 .......................          6,895,000

Physical Therapy and Rehabilitation Centers - 0.5%
     5,250,000   HEALTHSOUTH Corp., 8.50%
                   senior notes, due 2/1/08+ ................          5,263,125

Pipelines - 1.7%
    10,250,000   Enron Corp., 7.875%
                   notes, due 6/15/03 .......................         10,698,437
                 Kinder Morgan Energy Partners, Inc.:
     5,300,000     6.75%, notes, due 3/15/11 ................          5,200,625
     3,500,000     7.40%, notes, due 3/15/31 ................          3,386,250

                                                                      19,285,312

Property and Casualty Insurance - 0.5%
     6,000,000   First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12 ....          5,662,500

Recreational Centers - 0.7%
     8,000,000   Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07 ..          7,860,000

Retail - Building Products - 0.8%
     9,500,000   Home Depot, Inc., 5.375%
                   notes, due 4/1/06+ .......................          9,345,625

Retail - Discount - 2.3%
    25,000,000   Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ................         25,968,750

Retail - Leisure Products - 0.8%
     9,000,000   Selmer Company, Inc., 11.00%
                   senior subordinated notes, due 5/15/05 ...          9,247,500

Savings/Loan/Thrifts - 2.2%
    22,000,000   Golden State Holdings, Inc., 7.00%
                   senior notes, due 8/1/03 .................         21,807,500
     4,000,000   People's Bank, 7.20%
                   subordinated notes, due 12/1/06 ..........          3,815,000

                                                                      25,622,500

Telecommunication Services - 6.2%
     1,750,000   Global Crossing Holdings, Ltd., 8.70%
                   senior subordinated notes, due 8/1/07+ ...          1,605,625
    10,500,000   Pegasus Media & Communications, Inc.
                    12.50%, senior subordinated notes
                   due 7/1/05 ...............................         10,657,500
                 Qwest Capital Funding, Inc.:
     7,000,000     6.25%, company guaranteed notes
                   due 7/15/05 ..............................          6,930,000
    10,000,000     7.90%, notes, due 8/15/10+ ...............         10,512,500
     8,000,000   Qwest Corp., 7.625%
                   notes, due 6/9/03 ........................          8,310,000
    33,000,000   Verizon Global Funding Corp., 5.75%
                   convertible notes, due 4/1/03 ............         33,000,000

                                                                      71,015,625

Telephone - Integrated - 1.6%
                 British Telecommnuications PLC:
$    5,500,000     7.625%, notes, due 12/15/05(OMEGA) .......     $    5,713,125
     5,000,000     8.125%, notes, due 12/15/10 ..............          5,231,250
     7,928,000   NTL, Inc., 12.75%
                   senior notes, due 4/15/05(OMEGA) .........          7,214,480

                                                                      18,158,855

Television - 0.6%
     7,000,000   Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07 ................          7,175,000

Web Hosting/Design - 1.0%
     8,000,000   Equinix, Inc., 13.00%
                   senior notes, due 12/1/07 ................          5,120,000
     8,000,000   Exodus Communications, Inc., 11.625%
                   senior notes, due 7/15/10 ................          6,320,000

                                                                      11,440,000

Wire and Cable Products - 0.4%
     5,000,000   Anixter International, Inc., 8.00%
                   company guaranteed notes, due 9/15/03 ....          5,150,000

Wireless Equipment - 0.5%
     5,750,000   SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09+ ................          5,692,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $826,180,665) ...................        823,033,745
--------------------------------------------------------------------------------
Foreign Bond - 0.1%
Finance - Other Services - 0.1%
EUR  2,370,000   Ono Finance PLC, 14.00%
                   senior notes, due 7/15/10
                   (cost $2,217,609) ........................          1,680,895
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Savings/Loan/Thrifts - 0.8%
       350,000   Chevy Chase Savings Bank, 13.00%
                   (cost $10,863,750) .......................          9,187,500
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         5,000   Ono Finance PLC - expires 5/31/09*,+ .......            225,000

Retail - Diversified - 0%
         3,100   SpinCycle, Inc. - expires 5/1/05* ..........                  0

Telephone - Integrated - 0%
         2,700   Versatel Telecom B.V. - expires 5/15/08* ...            110,700

Web Hosting/Design - 0%
         4,190   Equinix, Inc. - expires 12/1/07* ...........             41,900
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................            377,600
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                           Janus Income Funds  April 30, 2001  5

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Obligations - 21.6%
U.S. Government Agencies - 13.9%
                 Fannie Mae:
$   29,030,000     6.00%, due 12/15/05 ......................     $   29,719,463
     4,375,000     5.50%, due 2/15/06 .......................          4,385,938
    55,250,000     6.625%, due 11/15/10 .....................         57,460,000
    33,050,000     6.25%, due 2/1/11 ........................         32,760,813
    36,000,000     5.50%, due 3/15/11 .......................         34,470,000

                                                                     158,796,214

U.S. Treasury Notes/Bonds - 7.7%
    10,225,000     5.50%, due 2/15/08 .......................         10,403,426
    20,000,000     6.50%, due 2/15/10 .......................         21,542,400
    25,000,000     5.00%, due 2/15/11 .......................         24,367,000
     4,600,000     6.125%, due 8/15/29 ......................          4,746,096
    12,775,000     6.25%, due 5/15/30 .......................         13,475,581
    15,000,000     5.375%, due 2/15/31 ......................         14,146,800

                                                                      88,681,303
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $248,965,492) .......        247,477,517
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.6%
                 UBS Financial Corp.
    52,500,000   4.67%, 5/1/01
                   (amortized cost $52,500,000) .............         52,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,140,727,516) - 98.8% .......      1,134,257,257
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%         13,334,029
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,147,591,286
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           0.4%           $     4,125,625
Canada                                            1.2%                13,266,562
Netherlands                                         0%                   110,700
United Kingdom                                    1.5%                17,275,270
United States++                                  96.9%             1,099,479,100
--------------------------------------------------------------------------------
Total                                           100.0%           $ 1,134,257,257

++Includes Short-Term Securities (92.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

6  Janus Income Funds  April 30, 2001

Janus High-Yield Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the six months ended April 30, 2001, Janus High-Yield Fund returned 3.10% while its benchmark, the Lehman Brothers High-Yield Bond Index, returned 2.82%.(1)

Although the high-yield market suffered its worst year on record in 2000, high-yield bonds began showing signs of waking up in November and December. Nonetheless, our uncertainty as to whether they would truly recover convinced us to maintain large positions in cash and two-year investment-grade bonds. This conservative exposure, while helping us outperform the market in 2000, hindered our performance when high-yield bonds rocketed higher following a surprise half-point interest rate cut on January 3. Entering the year, we had already begun to unwind our conservative positioning and had started to selectively deploy the proceeds into high-yield bonds. But considering the market's reaction to the rate cut, we had a decision to make: Was the rally an unsustainable overreaction, or was the asset class headed higher still?

We decided that although we were encouraged by the new liquidity, we felt the sharp rally in the stock market was likely overdone and that more volatility was ahead. It seemed investors had temporarily forgotten that the impetus for the Fed's cut was the slowing domestic economy; therefore, we proceeded with extreme caution.

As it turned out, our prudence paid off. Despite three additional rate cuts, totaling 150 basis points, high-yield bonds (particularly those credits in the telecommunications sector) gave back much of their performance as the period progressed. Viewing the soft market as an opportunity to invest at even better prices, we purchased issues that we believe better position the Fund to weather a variety of economic and market developments.

For example, we have taken a limited position in the 10-year Treasury bond to capitalize on any "flight-to-quality" should the economy deteriorate further. This same thinking prompted us to take positions in France Telecom and AT&T Wireless - both are investment-grade bonds maturing in 10 years that provide us with yields greater than the 10-year Treasury.

Of course, our focus remains on high-yield bonds. In choosing our exposure to this market, we have tried to identify companies with visible cash flow or with recession-resistant revenues. Our casino bonds embody both characteristics, particularly the Venetian Casino. The Venetian's hotel is essentially booked for the rest of the year. Because we are familiar with the company's room rates, we have a clear view into 48% of the company's cash flow. The other 52% is broken down between food and beverage and slots and tables, which are variables we monitor constantly.

Other high-yield positions that performed well and that we remain enthusiastic about are Echostar Communications and Radio One. Satellite television operator Echostar continues to increase its subscriber base at a surprising rate. We believe Echostar will eventually graduate to investment-grade status. Meanwhile, our research indicates the bonds issued by Radio One, which is consolidating the urban radio demographic, will eventually be called back at a higher price.

A bond that disappointed us was air cargo carrier Atlas Air. Our initial attraction to this company was the stability of its business and its solid management team. However, following the untimely death of its CEO and a sudden increase in competition, the bonds became more volatile than we anticipated, prompting us to scale back our position until the company's future becomes more certain.

Going forward, it appears as if the economy may be improving, thereby boosting our optimism for the high-yield market. We have tried to position the Fund so that it will perform in any market scenario, investing only in high-quality, core names that have good business models and strong financial backing. Meanwhile, as we did last year, we want to avoid exposing our shareholders to unnecessary volatility. To us, the best way to minimize volatility is through intensive, hands-on research. By understanding our credits better than anyone, we hope to uncover pricing inefficiencies that allow us to boost the Fund's yield without taking on undue risk.

Thank you for your continued investment in Janus High-Yield Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                           Janus Income Funds  April 30, 2001  7

Portfolio Asset Mix

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                                        7.4%              21.3%
High-Yield/High-Risk
  Corporate Bonds                                       62.7%              50.5%
U.S. Government Obligation                               1.4%                --
Cash and Cash Equivalents                               28.5%              28.2%

Fund Profile

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            5.2 Yrs.           3.6 Yrs.
Average Modified Duration*                           3.7 Yrs.           2.6 Yrs.
30-Day Average Yield**                                  8.60%              8.56%
30-Day Average Yield
  Without Reimbursement**                                 N/A              8.54%
Average Rating                                             B+                 BB

 * A theoretical measure of price volatility.
** Yields will fluctuate.

Average Annual Total Return
for the periods ended April 30, 2001
One Year            Five Year           Since 12/29/95*
3.60%               7.94%               9.37%

Janus High-Yield Fund - $16,128
Lehman Brothers High-Yield Bond Index - $12,950

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2001. The upper and lower right quadrants reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($16,128) as compared to the Lehman Brothers High-Yield Bond Index ($12,950).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Lehman Brothers High-Yield Bond Index is an index containing about 800 issues in the high-yield bond market; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds.

Adviser has contractually agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown the Fund's actual expenses exceeded the cap, its yield and total return would have been lower.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 70.1%
Advertising Services - 0.2%
$    1,000,000   Interep National Radio Sales, Inc., 10.00%
                   company guaranteed notes, due 7/1/08 .....     $      780,000

Airlines - 0.7%
     3,000,000   Atlas Air Worldwide Holdings, Inc., 9.25%
                   senior notes, due 4/15/08 ................          2,850,000

Broadcast Services and Programming - 0.5%
     2,000,000   Fox Family Worldwide, Inc., 9.25%
                   senior notes, due 11/1/07 ................          2,010,000

Building - Maintenance and Service - 0.6%
$    2,500,000   UNICCO Service Co., 9.875%
                   company guaranteed notes, due 10/15/07 ...     $    2,425,000

Building - Residential and Commercial - 3.1%
     6,000,000   D.R. Horton, Inc., 9.375%
                   senior subordinated notes, due 3/15/11 ...          5,940,000
     3,000,000   KB HOME, 9.50%
                   senior subordinated notes, due 2/15/11 ...          2,992,500
     4,000,000   Toll Corp., 8.25%
                   senior subordinated notes, due 2/1/11 ....          3,960,000

                                                                      12,892,500

See Notes to Schedules of Investments.

8  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 7.5%
$    4,000,000   Adelphia Communications Corp., 9.25%
                   senior notes, due 10/1/02 ................     $    3,980,000
     3,500,000   Charter Communications Holdings, Inc.
                   10.25%, senior notes, due 1/15/10 ........          3,683,750
     5,000,000   CSC Holdings, Inc., 7.625%
                   senior notes, due 4/1/11+ ................          4,850,000
     5,000,000   FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..          5,175,000
     5,000,000   Mediacom L.L.C., 9.50%
                   senior notes, due 1/15/13+ ...............          4,875,000
     7,000,000   TeleWest Communications PLC, 11.00%
                   debentures, due 10/1/07 ..................          6,737,500
     3,000,000   United Pan-Europe Communications N.V
                   11.25%, senior notes, due 2/1/10 .........          1,980,000

                                                                      31,281,250

Casino Hotels - 4.5%
                 Mandalay Resort Group:
     2,250,000     6.75%, senior subordinated notes
                   due 7/15/03 ..............................          2,182,500
     1,000,000     10.25%, senior subordinated notes
                   due 8/1/07 ...............................          1,050,000
     2,000,000   MGM Mirage, Inc., 8.375%
                   company guaranteed notes, due 2/1/11 .....          2,017,500
     3,000,000   Park Place Entertainment, Inc., 9.375%
                   senior subordinated notes, due 2/15/07 ...          3,135,000
                 Venetian Casino Resort L.L.C.:
     6,000,000     12.25%, company guaranteed notes
                   due 11/15/04 .............................          6,390,000
     4,000,000     14.25%, company guaranteed notes
                   due 11/15/05 .............................          4,170,000

                                                                      18,945,000

Casino Services - 1.6%

     6,000,000   Isle of Capri Black Hawk L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04 ........          6,540,000

Cellular Telecommunications - 8.1%
     4,000,000   American Cellular Corp., 9.50%
                   notes, due 10/15/09+ .....................          3,890,000
     8,000,000   AT&T Wireless, Inc., 7.875%
                   notes, due 3/1/11+ .......................          8,030,000
     9,000,000   Nextel Communications, Inc., 9.50%
                   senior notes, due 2/1/11+ ................          7,425,000
     5,000,000   Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...          5,425,000
     3,000,000   Rogers Wireless Communications, Inc.
                   9.625%, secured notes, due 5/1/11+ .......          3,026,250
     2,000,000   Tritel PCS, Inc., 10.375%
                   senior subordinated notes, due 1/15/11+ ..          1,860,000
     4,000,000   VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          4,560,000

                                                                      34,216,250

Containers - Paper and Plastic - 0.5%
     4,750,000   SF Holdings Group, Inc., 0%
                   senior discount notes, due 3/15/08(OMEGA)           2,137,500

Cosmetics and Toiletries - 0.5%
$    2,000,000   Elizabeth Arden, Inc., 10.375%
                   senior notes, due 5/15/07 ................     $    1,995,000

Dialysis Centers - 0.2%
     1,000,000   DaVita, Inc., 9.25%
                   company guaranteed notes, 4/15/11+ .......          1,032,500

Diversified Operations - 0.6%
     3,250,000   Pac-West Telecomm, Inc., 13.50%
                   senior notes, due 2/1/09 .................          2,437,500

Electric - Distribution - 0.5%
     2,000,000   BRL Universal Equipment, Inc., 8.875%
                   secured notes, due 2/15/08+ ..............          2,040,000

Electric - Generation - 0.7%
     3,000,000   AES Corp., 8.875%
                   senior notes, due 2/15/11 ................          3,015,000

Finance - Other Services - 1.9%
     4,000,000   Alamosa Delaware, Inc., 12.50%
                   senior notes, due 2/1/11+ ................          3,930,000
     3,000,000   Madison River Capital L.L.C., 13.25%
                   senior notes, due 3/1/10 .................          2,010,000
     2,000,000   Stone Container Finance Corp., 11.50%
                   company guaranteed notes, due 8/15/06+ ...          2,082,500

                                                                       8,022,500

Food - Retail - 1.0%
     4,000,000   Winn-Dixie Stores, Inc., 8.875%
                   senior notes, due 4/1/08 .................          4,040,000

Gambling - Non-Hotel Casinos - 1.1%
     3,500,000   Alliance Gaming Corp., 10.00%
                   company guaranteed notes, due 8/1/07 .....          3,246,250
     1,500,000   Isle of Capri Casinos, Inc., 8.75%
                   company guaranteed notes, due 4/15/09 ....          1,389,375

                                                                       4,635,625

Hotels and Motels - 1.3%
     6,000,000   Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05 ....          5,340,000

Independent Power Producer - 0.6%
     2,500,000   Calpine Canada Energy Finance ULC, 8.50%
                   company guaranteed notes, due 5/1/08 .....          2,503,125

Investment Management and Advisory Services - 0.3%
     1,250,000   Neuberger Berman, Inc., 0%
                   convertible notes, due 5/4/21 ............          1,076,188

Machinery - Pumps - 0.5%
     2,000,000   Flowserve Corp., 12.25%
                   company guaranteed notes, due 8/15/10 ....          2,165,000

Manufacturing - 1.0%
     4,000,000   Dresser, Inc., 9.375%
                   senior subordinated notes, due 4/15/11+ ..          4,080,000

Medical - Hospitals - 0.5%
     2,000,000   Iasis Healthcare Corp., 13.00%
                   company guaranteed notes, due 10/15/09 ...          2,160,000

Non-Hazardous Waste Disposal - 0.7%
     3,000,000   Browning-Ferris Industries, Inc., 7.875%
                   senior notes, due 3/15/05 ................          2,970,000


See Notes to Schedules of Investments.

                                           Janus Income Funds  April 30, 2001  9

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil - U.S. Royalty Trusts - 0.3%
$    1,000,000   Gothic Production Corp., 11.125%
                   company guaranteed notes, due 5/1/05 .....     $    1,112,500

Oil Companies - Exploration and Production - 5.1%
                 Abraxas Petroleum Corp.:
     3,000,000     12.875%, company guaranteed notes
                   due 3/15/03 ..............................          3,086,250
     2,000,000     11.50%, company guaranteed notes
                   due 11/1/04 ..............................          1,870,000
     5,000,000   Chesapeake Energy Corp., 8.125%
                   senior notes, due 4/1/11+ ................          4,856,250
     3,000,000   Forest Oil Corp., 10.50%
                   company guaranteed notes, due 1/15/06 ....          3,217,500
     2,500,000   Newfield Exploration Co., 7.625%
                   notes, due 3/1/11 ........................          2,481,250
     2,000,000   Pogo Producing Co., 8.25%
                   senior subordinated notes, due 4/15/11+ ..          2,040,000
     2,000,000   Range Resources Corp., 8.75%
                   company guaranteed notes, due 1/15/07 ....          1,950,000
     2,000,000   Stone Energy Corp., 8.75%
                   company guaranteed notes, due 9/15/07 ....          2,055,000

                                                                      21,556,250

Oil Refining and Marketing - 0.6%
     3,500,000   Ram Energy, Inc., 11.50%
                   senior notes, due 2/15/08 ................          2,730,000

Paper and Related Products - 0.5%
     2,000,000   Repap New Brunswick, Inc., 9.00%
                   senior notes, due 6/1/04 .................          2,100,000

Pharmacy Services - 0.5%
     2,000,000   Omnicare, Inc., 8.125%
                   senior subordinated notes, due 3/15/11+ ..          2,045,000

Physical Therapy and Rehabilitation Centers - 2.2%
                 HEALTHSOUTH Corp.:
     2,500,000     3.25%, convertible notes, due 4/1/03 .....          2,290,625
     7,000,000     8.50%, senior notes, due 2/1/08+ .........          7,017,500

                                                                       9,308,125

Racetracks - 0.2%
     1,000,000   Speedway Motorsports, Inc., 8.50%
                   company guaranteed notes, due 8/15/07 ....          1,022,500

Radio - 1.4%
     2,000,000   Cumulus Media, Inc., 10.375%
                   company guaranteed notes, due 7/1/08 .....          1,870,000
     4,000,000   Radio One, Inc., 12.00%
                   company guaranteed notes, due 5/15/04(OMEGA)        4,240,000

                                                                       6,110,000

Real Estate Operating/Development - 1.5%
     2,000,000   Choctaw Resort Development Enterprise, Inc.
                   9.25%, senior notes, due 4/1/09+ .........          2,062,500
     4,000,000   Intrawest Corp., 10.50%
                   senior notes, due 2/1/10+ ................          4,100,000

                                                                       6,162,500

Rental Auto/Equipment - 1.3%
$    3,000,000   Avis Group Holdings, Inc., 11.00%
                   company guaranteed notes, due 5/1/09 .....     $    3,371,250
     2,000,000   United Rentals, Inc., 10.75%
                   company guaranteed notes, due 4/15/08+ ...          2,012,500

                                                                       5,383,750

Retail - Building Products - 1.5%
     6,500,000   Home Depot, Inc., 5.375%
                   notes, due 4/1/06+ .......................          6,394,375

Retail - Discount - 0.5%
     2,000,000   K-Mart Corp., 9.375%
                   notes, due 2/1/06 ........................          2,040,000

Satellite Telecommunications - 1.5%
     6,000,000   Echostar DBS Corp., 9.375%
                   senior notes, due 2/1/09 .................          6,135,000

Schools - Day Care - 0.5%
     2,000,000   KinderCare Learning Centers, Inc., 9.50%
                   senior subordinated notes, due 2/15/09 ...          1,930,000

Telecommunication Equipment - 0.5%
     2,000,000   Fairchild Semiconductor Corp., 10.50%
                   senior subordinated notes, due 2/1/09+ ...          1,970,000

Telecommunication Equipment - Fiber Optics - 0.5%
     2,000,000   NorthEast Optic Network, Inc., 12.75%
                   senior notes, due 8/15/08 ................            820,000
     3,000,000   Williams Communications Group, Inc.
                   10.875%, senior notes, due 10/1/09 .......          1,320,000

                                                                       2,140,000

Telecommunication Services - 5.0%
     2,000,000   Alaska Communications Systems, Inc.
                   9.375%, company guaranteed notes
                   due 5/15/09 ..............................          1,640,000
     3,000,000   Frontier Corp., 6.00%
                   notes, due 10/15/03 ......................          2,790,000
     4,500,000   Global Crossing Holdings, Ltd., 9.625%
                   company guaranteed notes, due 5/15/08 ....          4,275,000
     2,000,000   ITC DeltaCom, Inc., 11.00%
                   senior notes, due 6/1/07 .................          1,400,000
     5,500,000   Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 ...............          3,561,250
     4,000,000   Time Warner Telecom, Inc., 10.125%
                   senior notes, due 2/1/11 .................          3,980,000
     3,250,000   Vialog Corp., 12.75%
                   company guaranteed notes, due 11/15/01 ...          3,412,500

                                                                      21,058,750

Telephone - Integrated - 1.9%
     4,000,000   France Telecom S.A., 7.75%
                   notes, due 3/1/11+ .......................          4,065,000
     4,000,000   NTL, Inc., 10.00%
                   senior notes, due 2/15/07 ................          3,280,000
     1,250,000   Versatel Telecom B.V., 13.25%
                   senior notes, due 5/15/08 ................            525,000

                                                                       7,870,000

See Notes to Schedules of Investments.

10  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Toys - 0.4%
$    2,250,000   Hasbro, Inc., 6.15%
                   notes, due 7/15/08 .......................     $    1,819,688

Web Hosting/Design - 1.7%
     9,000,000   Exodus Communications, Inc., 11.625%
                   senior notes, due 7/15/10 ................          7,110,000

Wire and Cable Products - 0.7%
     3,000,000   International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05 ....          3,000,000

Wireless Equipment - 3.1%
     6,000,000   American Tower Corp., 9.375%
                   senior notes, due 2/1/09+ ................          5,985,000
     2,000,000   Crown Castle International Corp., 9.50%
                   senior notes, due 8/1/11 .................          2,030,000
     2,500,000   Nextel Partners, Inc., 11.00%
                   senior notes, due 3/15/10 ................          2,162,500
     3,000,000   SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09+ ................          2,970,000

                                                                      13,147,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $302,467,360) ...................        293,735,876
--------------------------------------------------------------------------------
Common Stock - 0%
Containers - Paper and Plastic - 0%
           145   SF Holdings Group - Class C*,+ (cost $0) ...                  0
--------------------------------------------------------------------------------
U.S. Government Obligation - 1.4%
$    6,000,000   U.S. Treasury Bond, 5.00%
                   due 2/15/11 (cost $5,991,640) ............          5,848,080
--------------------------------------------------------------------------------
Repurchase Agreement - 21.4%
    89,700,000   BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $89,711,561
                   collateralized by $307,803,000 in
                   U.S. Government Agencies, 0%-19.5937%
                   10/26/01-5/1/31; with a value
                   of $91,494,043 (cost $89,700,000) ........         89,700,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.8%
                 Household Finance Corp.
    20,000,000     4.65%, 5/1/01
                   (amortized cost $20,000,000) .............         20,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $418,159,000) - 97.7% .........        409,283,956
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.3%          9,677,780
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  418,961,736
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                           1.0%           $     4,275,000
Canada                                            2.6%                10,785,625
France                                            1.0%                 4,065,000
Netherlands                                       0.6%                 2,505,000
United Kingdom                                    1.7%                 6,737,500
United States++                                  93.1%               380,915,831
--------------------------------------------------------------------------------
Total                                           100.0%           $   409,283,956

++Includes Short-Term Securities (66.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  11

Janus Federal Tax-Exempt Fund

[PHOTO]
Sharon Pichler
portfolio manager

Janus Federal Tax-Exempt Fund returned 2.66% for the six-month period ended April 30, 2001. This compares with a 4.39% return for its benchmark, the Lehman Brothers Municipal Bond Index.(1)

Concerns that the economy was slowing too much and could fall into a recession prompted the Federal Reserve to lower interest rates twice in January. This was the first time during his tenure that Chairman Greenspan had lowered rates so far so fast. Citing worsening global economic conditions, the Federal Reserve cut rates again in March and April. In this economic environment, we sought to maintain as high a yield as possible by purchasing longer-term securities.
Conversely, at the first sign that interest rates are increasing, we'll begin shifting to shorter-term securities. This will enable the Fund's yield to rise in conjunction with interest rates.

In the meantime, we are moving out of some of the unrated, lesser-known securities in the portfolio and into easier-to-understand, higher-rated bonds, which are valued most in this type of environment. We feel this strategy will help us best maintain our objective of seeking a high level of current income exempt from federal income tax consistent with preservation of capital.

For us to achieve this goal, we pay particular attention to the pricing of municipal bonds. It plays a key role in determining a bond's suitability for the Fund. Pricing depends on many factors, including the general level of interest rates, a bond's time to maturity and its credit quality. Whether an issuer pays off its debt before the stated maturity date (termed a "call") is also important. For example, bonds that were originally sold a year or two ago, when interest rates were higher, are now being priced at a premium, because they pay a higher rate. However, they are subject to being called much earlier than their stated maturity, which thereby limits that premium. The issuer may want to pay off its debt in order to float another bond at a lower rate. At the call date, buyers of premium bonds will receive less than what they paid - only par or a slight premium - which prevents premium bonds from participating in price rallies to the same extent that par or discount bonds do. However, when rates rise, premium bonds become more attractive. Their prices don't decline as quickly as discount or par bonds.

At this writing, there seems to be widespread disagreement as to whether the economy is currently in a recession, will be in one shortly or will only slow down temporarily. Whatever consensus is reached will dictate how much further - if at all - the Federal Reserve will ease interest rates. Regardless, both taxable and tax-exempt long-term bonds have already responded to expectations of the economy's recovery later in the year.

In closing, I'd like to thank you for your continued investment in Janus Federal Tax-Exempt Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

12  Janus Income Funds  April 30, 2001

Portfolio Asset Mix

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Essential Service Revenue Bonds                         62.8%              66.0%
General Obligation Bonds                                37.2%              34.0%

Fund Profile

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                           13.4 Yrs.          11.4 Yrs.
Average Modified Duration*                           8.7 Yrs.           6.4 Yrs.
30-Day Average Yield**                                  4.92%              5.02%
30-Day Average Yield
  Without Reimbursement**                               4.34%              4.82%
Average Rating                                             Aa                Aa3

 * A theoretical measure of price volatility.
** Yields will fluctuate.

Average Annual Total Return
for the periods ended April 30, 2001
One Year       Five Year      Since 5/3/93*
7.00%          4.40%          4.67%

Janus Federal Tax-Exempt Fund - $14,407
Lehman Brothers
Municipal Bond Index - $16,032

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($14,407) as compared to the Lehman Brothers Municipal Bond Index ($16,032).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Lehman Brothers Municipal Bond Index is an index containing more than 25,000 municipal bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Adviser has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Municipal Bonds - 98.7%
Alabama - 1.7%
$    2,000,000   Jefferson County, Alameda Sewer Revenue
                   (Capital Improvement Waters), (FGIC
                   Insured), Series A, 5.00%, due 2/1/41 ....     $    1,807,500

Arizona - 0.7%
       900,000   Winslow Industrial Development Authority
                   Hospital Revenue, (Winslow Memorial
                   Hospital Project), 5.50%, due 6/1/22 .....            704,250

California - 3.0%
$    1,000,000   California
                   5.25%, due 10/1/24 .......................     $      963,750
     1,000,000   Educational Facilities Authority Revenue
                   (Stanford University), Series P, 5.25%
                   due 12/1/13 ..............................          1,058,750
     1,200,000   Los Angeles Regional Airport Improvements
                   Corp., Lease Revenue, (American Airlines
                   - L.A. International Project), Variable Rate
                   3.20%-3.85%, due 12/1/24 .................          1,200,000

                                                                       3,222,500

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  13

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Colorado - 26.1%
$    2,035,000   Arapahoe County, (Cherry Creek School
                   District No. 005), 5.50%, due 12/15/09 ...     $    2,197,800
       755,000   Bachelor Gulch Metropolitan District
                   6.80%, due 12/1/06 .......................            780,481
       510,000   Black Hawk, 5.70%, due 12/1/12 .............            531,037
                 Black Hawk Device Tax Revenue:
        30,000     6.00%, due 12/1/03 .......................             30,150
        25,000     6.10%, due 12/1/07 .......................             25,344
        50,000     6.00%, due 12/1/09 .......................             50,312
       500,000     6.00%, due 12/1/11 .......................            514,375
       650,000     5.50%, due 12/1/12 .......................            579,313
     1,250,000     5.625%, due 12/1/21 ......................          1,043,750
     1,000,000   Boulder County Hospital Revenue
                   (Longmont United Hospital Project)
                   5.60%, due 12/1/17 .......................            871,250
     1,000,000   Castle Rock Golf Enterprise Revenue
                   6.50%, due 12/1/16 .......................          1,003,750
                 Central Platte Valley Metropolitan District
                   (ACA Insured):
     1,000,000     5.15%, due 12/1/13 .......................            948,750
       500,000     5.30%, due 12/1/18 .......................            458,125
     3,000,000   Colorado Water Reserve and Power
                   Development Authority, (Small Water
                   Reserve Revenue), (FGIC Insured)
                   Series A, 4.80%, due 11/1/20 .............          2,835,000
                 Denver West Metropolitan District:
       265,000     6.15%, due 12/1/13 .......................            271,294
       750,000     6.50%, due 6/1/16 ........................            774,375
       615,000     6.20%, due 6/1/17 ........................            622,688
     1,500,000   Douglas County, (Douglas and Elbert County
                   School District No. RE 1), (MBIA
                   Insured), State Aid Withholding
                   5.25%, due 12/15/16 ......................          1,524,375
     1,235,000   Eaglebend Affordable Housing Corp.
                   Multifamily Revenue, (Housing Project)
                   Series B, 7.40%, due 7/1/21 ..............          1,193,319
     1,000,000   Erie Water Enterprise Revenue, Series B
                   6.00%, due 12/1/17 .......................          1,075,000
        20,000   Grand Lake Sales Tax Revenue
                   5.50%, due 10/15/08 ......................             18,825
        25,000   Gunnison Valley Hospital Revenue
                   5.20%, due 7/1/08 ........................             23,625
       100,000   Health Facilities Authority Revenue
                   (The Visiting Nurse Corp. Project)
                   Variable Rate, 4.00%, due 7/1/22 .........            100,000
                 Hyland Hills Metropolitan Parks and
                   Recreation District Special
                 Revenue, Series A:
       850,000     5.00%, due 12/15/06 ......................            855,312
       500,000     6.75%, due 12/15/15 ......................            520,625
     1,835,000   Parker Jordan Metropolitan District, Series B
                   6.10%, due 12/1/17 .......................          1,743,250
                 Regional Transportation District Sales Tax
                 Revenue, (FGIC Insured), Series A:
     1,150,000     5.00%, due 12/1/15 .......................          1,152,875
     1,000,000     5.00%, due 11/1/17 .......................            987,500
       675,000   San Miguel County Mountain Village
                   Metropolitan District, 8.10%, due 12/1/11             729,844

Colorado - (continued)
                 Sand Creek Metropolitan District:
$    1,000,000     7.125%, due 12/1/16 ......................     $    1,006,250
     1,000,000     6.625%, due 12/1/17 ......................            967,500
        10,000   South Suburban Parks and Recreation
                   District Golf Course and Ice Arena
                   Facilities, 5.30%, due 11/1/01 ...........             10,074
       100,000   Telluride Excise Tax Revenue
                   5.75%, due 12/1/12 .......................            104,250
                 Telluride Housing Authority Housing
                   Revenue, (Shandoka Apartments Project):
       100,000     7.50%, due 6/1/12 ........................            102,275
     1,500,000     7.50%, due 6/1/23 ........................          1,546,875
       400,000   Upper Cherry Creek Metropolitan District
                   6.75%, due 12/1/11 .......................            422,500

                                                                      27,622,068

Florida - 1.0%
     1,000,000   State Board of Education Capital Outlay
                   (Public Education), Series A
                   5.875%, due 6/1/14 .......................          1,072,500
Georgia - 5.5%
     1,800,000   Atlanta Airport Facilities Revenue
                   (AMBAC Insured), 6.00%, due 1/1/07 .......          1,962,000
     1,400,000   Georgia Municipal Electric Authority Power
                   Revenue, (MBIA Insured), Series Y
                   6.50%, due 1/1/17 ........................          1,615,250
     2,000,000     Georgia, Series B, 5.75%, due 8/1/10 .....          2,197,500

                                                                       5,774,750

Illinois - 12.3%
                 Chicago Project, (MBIA Insured), Series A:
     1,300,000     5.25%, due 1/1/26 ........................          1,256,125
     1,000,000     5.00%, due 1/1/31 ........................            925,000
     2,000,000     5.00%, due 1/1/41 ........................          1,820,000
                 Cook County:
     1,500,000     (MBIA Insured), Series B
                   5.375%, due 11/15 ........................          1,503,750
     1,000,000   (FGIC Insured), Series A
                   5.25%, due 11/15/29 ......................            958,750
                 Du Page County:
     2,050,000     (Downer's Grove Community High School
                 District No. 099), (FSA Insured)
                   5.50%, due 12/1/12 .......................          2,155,062
     1,000,000     (Stormwater Project), 6.55%, due 1/1/21 ..          1,042,290
     1,000,000   Metropolitan Pier and Exposition Authority
                   Hospitality Facilities Revenue
                   (McCormick Place Convention Center
                   Project), 7.00%, due 7/1/26 ..............          1,218,750
     2,000,000   Regional Transportation Authority
                   (FGIC Insured), 6.00%, due 6/1/23 ........          2,177,500

                                                                      13,057,227

See Notes to Schedules of Investments.

14  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Indiana - 2.7%
$    2,000,000   Allen County, (Independence War Memorial)
                   (AMBAC Insured), Series A
                   5.00%, due 5/1/25 ........................     $    1,872,500
     1,000,000   Indianapolis Local Public Improvement
                   Bond Bank, Series C, 6.70%, due 1/1/17 ...          1,042,920

                                                                       2,915,420

Louisiana - 0.3%
       300,000   Monroe Special School District, (MBIA
                   Insured), 7.00%, due 3/1/02 ..............            309,345

Maryland - 2.3%
                 Maryland State and Local Facilities Loan:
     1,325,000     1st Series, 5.125%, due 8/1/06 ...........          1,399,531
     1,000,000     2nd Series, 5.25%, due 7/15/12 ...........          1,045,000

                                                                       2,444,531

Massachusetts - 4.0%
     4,100,000   State Health and Educational Facilities
                   Authority Revenue, (Brigham and Women's
                   Hospital), Issue D, 6.75%, due 7/1/24 ....          4,205,247

Minnesota - 0.4%
       440,000   Maplewood Multifamily Revenue (Hazel
                   Ridge Project), Series B
                   7.50%, due 12/15/32 ......................            415,250

Mississippi - 0.7%
       740,000   Harrison County School District, (State Aid
                   Capital Improvement), (FSA Insured)
                   6.25%, due 8/1/02 ........................            765,900

Missouri - 2.9%
     3,000,000   St. Louis County Housing Authority,
                   Multifamily Housing Revenue, (Oakmont
                   Hathaway and Brighton), (FNMA
                   Insured), 4.55%, due 5/1/31 ..............          2,943,750
       100,000   State Health and Educational Facilities
                   Authority Revenue, (Cox Health Systems)
                   Variable Rate, 3.00%, due 6/1/15 .........            100,000

                                                                       3,043,750

New Hampshire - 0.9%
     1,000,000   Health and Education Facilities Authority
                   Revenue, (University Systems), (AMBAC
                   Insured), 5.125%, due 7/1/33 .............            942,500

New Jersey - 2.1%
     1,000,000   New Jersey Transportation Corp. Certificates
                   (Federal Transportation Administration
                   Grants), Series B, 5.25%, due 9/15/04 ....          1,047,500
     1,000,000   New Jersey Turnpike Authority Turnpike
                   Revenue, (FSA Insured), Series C
                   6.50%, due 1/1/16 ........................          1,160,000

                                                                       2,207,500
New Mexico - 2.1%
     2,000,000   University of New Mexico Revenue, Series A
                   6.00%, due 6/1/21 ........................          2,207,500

New York - 2.3%
$    1,000,000   New York Dormitory Authority Revenue
                   (State University Educational Facilities)
                   Series A, 5.50%, due 5/15/19 .............     $    1,038,750
     1,345,000   St. Lawrence County Industrial Development
                   Civic Facilities Revenue, (St. Lawrence
                   University Project), (MBIA Insured)
                   Series A, 5.375%, due 7/1/18 .............          1,363,494

                                                                       2,402,244

North Carolina - 1.8%
       800,000   Medical Care Community Revenue, (Carolina
                   Meadows, Inc. Project), Variable Rate
                   3.15%, due 6/1/28 ........................            800,000
     1,050,000   North Carolina Municipal Power Agency
                   (Number One Catawba Electricity
                   Revenue), (AMBAC-TCRS Insured)
                   5.75%, due 1/1/02 ........................          1,067,955

                                                                       1,867,955

North Dakota - 0.9%
     1,250,000   Grand Forks Senior Housing Revenue
                   (4,000 Valley Square Project)
                   6.375%, due 12/1/34 ......................            925,000

Ohio - 3.6%
     1,000,000   Cleveland Airport Systems Revenue
                   (FSA Insured), Series A, 5.00%, due 1/1/31            938,750
     1,250,000   Toledo-Lucas County Port Authority
                   Revenue, (Cargill Income Project)
                   5.90%, due 12/1/15 .......................          1,276,562
     1,710,000   Westerville City School District, (MBIA
                   Insured), 5.00%, due 12/1/21 .............          1,637,325

                                                                       3,852,637

Oklahoma - 1.6%
       500,000   McGee Creek Authority Water Revenue
                   (MBIA Insured), 6.00%, due 1/1/23 ........            549,375
     1,000,000   Tulsa Industrial Authority Revenue
                   (University of Tulsa), (MBIA Insured)
                   Series A, 6.00%, due 10/1/16 .............          1,110,000

                                                                       1,659,375

Pennsylvania - 2.3%
     1,250,000   Bristol Township School District, Series A
                   6.625%, due 2/15/12 ......................          1,308,675
     2,000,000   Erie Capital Appreciation, (FSA Insured)
                   0%, due 11/15/26 .........................            475,000
     2,500,000   Westmoreland County Municipal Authority
                   (Municipal Service Revenue Capital
                   Appreciation), (FGIC Insured), Series A
                   0%, due 8/15/24 ..........................            678,125

                                                                       2,461,800

Rhode Island - 0.9%
     1,000,000   State Health and Educational Building
                   Corp. Revenue, Higher Education
                   Facility, (Bryant College), (AMBAC
                   Insured), 5.00%, due 12/1/31 .............            926,250

Tennessee - 1.0%
     1,000,000   Shelby County, Series A
                   5.00%, due 3/1/03 ........................          1,026,250

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  15

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Texas - 14.6%
                 Allen Independent School District
                   (PSF-GTD Insured):
$    1,025,000     5.00%, due 2/15/24 .......................     $      951,969
     1,275,000     5.00%, due 2/15/25 .......................          1,176,188
     1,000,000   Collin County, (Road Project)
                   5.25%, due 2/15/08 .......................          1,053,750
     1,000,000   Harris County
                   5.125%, due 10/1/13 ......................          1,015,000
     1,000,000   Houston Water and Sewer Systems Revenue
                   (Capital Appreciation Junior Lien)
                   (FSA Insured), Series A
                   0%, due 12/1/27 ..........................            217,500
     2,000,000   Houston Water Conveyance System Contract
                    Certificates of Participation, Series J
                   6.25%, due 12/15/15 ......................          2,255,000
     1,610,000   Mansfield Independent School District
                   (PSF-GTD Insured), 6.00%, due 2/15/11 ....          1,779,050
     2,500,000   Northside Independent School District
                   (PSF-GTD Insured)
                   5.00%, due 2/15/23 .......................          2,331,250
     1,000,000   Orange County Naval and Port District
                   Industrial Development Corp. Revenue
                   (North Star Steel Texas Project)
                   6.375%, due 2/1/17 .......................          1,047,500
     3,000,000   San Antonio Independent School District
                   5.00%, due 8/15/27 .......................          2,733,750
     1,000,000   San Antonio Water Revenue
                   (FGIC Insured), 5.00%, due 5/15/23 .......            938,750

                                                                      15,499,707

Wyoming - 1.0%
     1,000,000   Sweetwater County Pollution Control
                   Revenue, (Idaho Power Co.), Series A
                   6.05%, due 7/15/26 .......................          1,023,750
--------------------------------------------------------------------------------
Total Investments (total cost $105,773,108) - 98.7% .........        104,362,706
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.3%          1,391,167
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  105,753,873
--------------------------------------------------------------------------------

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
MBIA - Municipal Bond Insurance Association Corp.
PSF-GTD - Public School Fund Guaranteed
TCRS - Transferable Custodial Receipts

See Notes to Schedules of Investments.

16  Janus Income Funds  April 30, 2001

Janus Short-Term Bond Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the six months ended April 30, 2001, Janus Short-Term Bond Fund returned 5.32%, while its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 5.51%.(1)

Intense stock market volatility, the controversial U.S. presidential election and undeniable signs of an economic slowdown renewed investors' interest in fixed-income securities late last year. The increasing likelihood of short-term interest rate reductions also contributed to the growing popularity of bonds. One example was the high-yield market, which is highly correlated with equities and therefore suffered from stock market turbulence. However, the new year brought new hope to high-yield investors when, on January 3, the Federal Reserve cut rates by one-half percent in a surprise move, then cut them again on January
30. Investors consequently rediscovered their appetite for risk, and high-yield bonds staged a brief recovery.

In the second half of the period, sagging consumer and business confidence as well as higher unemployment served as the impetus for two additional rate reductions: a one-half percentage point cut in March and another in April. While bonds of nearly all maturities and credit qualities advanced, those with shorter durations reacted most sharply. An additional catalyst for these credits came from the stock market, where persistent volatility convinced many investors to seek the relative stability offered by high-grade short-term bonds.

However, as soon as short-term bonds would rally, they'd retreat (a cycle they repeated several times during the period). As such, our strategy was to maintain a slightly larger cash balance in the Fund so that we could put that cash to work in commercial paper (short-term obligations with maturities ranging from two to 270 days). Although the Fund generally invests in bonds maturing closer to three years, our current attraction to these shorter-term issues is the flexibility and safety they provide during economic uncertainty. They are issued only by top-rated corporations and/or banks and are nearly always backed by bank lines of credit. Although this conservative approach contributed to our underperformance during the period, our investments in this segment, which included Ford Motor Credit and Wal-Mart Stores, provided us with the stability we desired.

Meanwhile, we continued to maintain sizeable weighting in investment-grade bonds while limiting our exposure to Treasuries and high-yield bonds. In the corporate bond arena, our focus on high-quality issuers with solid business models and strong domestic cash flows, such as General Electric, IBM and Wells Fargo, worked to our advantage. We also benefited from a few of our high-yield positions, particularly during the second half of the period when interest rate reductions helped to inject liquidity back into this sector of the market. Our approach to high-yield bonds remains the same: We invest primarily in yield-to-call issues, which, because the market believes they will soon be either retired or acquired, trade close to their call price. Although yield-to-call bonds offer little potential for price appreciation, they generally maintain their value while paying a generous coupon during down markets.

Occasionally, however, yield-to-call bonds can offer the best of both worlds. One example was Lenfest Communications, the ninth-largest cable system operator in the U.S. After clipping a generous coupon on these bonds for more than a year, we benefited even further when the bonds gained following the company's acquisition by Comcast Cable Communications, the nation's third-largest cable system.

Going forward, in an economic environment filled with mixed signals, we've chosen to remain extremely conservative in our investment approach. Even the Federal Reserve seems to have adopted a wait-and-see approach with regard to the economy. As for market watchers who believe more interest rate cuts are on the horizon, no one seems to be able to answer with any certainty when or by how much. Therefore, while we will certainly monitor macroeconomic events, our primary focus remains on identifying bonds that can provide attractive yield without exposing us to undue risk.

Thank you for your continued investment in Janus Short-Term Bond Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Income Funds  April 30, 2001  17

Portfolio Asset Mix

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                                       53.4%              84.8%
High-Yield/High-Risk
  Corporate Bonds                                        4.4%               0.7%
U.S. Government Obligations                             27.9%               8.6%
Cash and Cash Equivalents                               14.3%               5.9%

Fund Profile

                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Weighted Average Maturity                            1.8 Yrs.           1.3 Yrs.
Average Modified Duration*                           1.6 Yrs.           1.2 Yrs.
30-Day Average Yield**                                  4.72%              6.45%
30-Day Average Yield
  Without Reimbursement**                               4.35%              6.07%
Average Rating                                              A                  A

 * A theoretical measure of price volatility.
** Yields will fluctuate.

Average Annual Total Return
for the periods ended April 30, 2001
One Year       Five Year           Since 9/1/92*
9.93%          6.71%               5.56%

Janus Short-Term Bond Fund - $15,978
Lehman Brothers 1-3 Year Government/Credit Index - $16,457

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Credit Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($15,978) as compared to the Lehman Brothers 1-3 Year Government/Credit Index ($16,457).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Lehman Brothers One-Three Year Government/Credit Index is an index containing more than 700 issues in the short-term bond market; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Adviser has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Notes - 57.8%
Automotive - Cars and Light Trucks - 1.2%
$    3,170,000   DaimlerChrysler N.A. Holdings Corp., 7.25%
                   company guaranteed notes, due 1/18/06 ....     $    3,257,175

Beverages - Non-Alcoholic - 1.6%
     4,500,000   Coca-Cola Enterprises, Inc., 6.375%
                   notes, due 8/1/01 ........................          4,516,875

Cable Television - 3.3%
                 Comcast Cable Communications, Inc.:
$    3,175,000     6.375%, notes, due 1/30/06 ...............     $    3,182,937
     1,850,000     10.50%, senior subordinated notes
                   due 6/15/06 ..............................          2,155,250
     2,825,000   Cox Communications, Inc., 6.15%
                   notes, due 8/1/03 ........................          2,849,719
     1,000,000   FrontierVision Holdings L.P., 11.00%
                   senior subordinated notes, due 10/15/06 ..          1,035,000

                                                                       9,222,906

Casino Hotels - 0.5%
     1,400,000   Mandalay Resort Group, 6.75%
                   senior subordinated notes, due 7/15/03 ...          1,358,000

See Notes to Schedules of Investments.

18  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 0.6%
$    1,500,000   Price Communications Wireless, Inc., 11.75%
                   senior subordinated notes, due 7/15/07 ...     $    1,627,500

Chemicals - Diversified - 1.0%
     2,675,000   E.I. du Pont de Nemours and Co., 6.50%
                   notes, due 9/1/02 ........................          2,731,844

Chemicals - Specialty - 0.1%
       397,000   NL Industries, Inc., 11.75%
                   senior notes, due 10/15/03 ...............            393,030

Commercial Services - 1.0%
     2,750,000   PHH Corp., 8.125%
                   notes, due 2/3/03 ........................          2,798,125

Containers - Paper and Plastic - 0.2%
       490,000   Container Corp. of America, 11.25%
                   senior notes, due 5/1/04 .................            491,837

Cosmetics and Toiletries - 0.3%
       700,000   Colgate-Palmolive Co., 6.58%
                   notes, due 11/5/02 .......................            715,750

Diversified Financial Services - 8.5%
     5,500,000   Citigroup, Inc., 5.70%
                   notes, due 2/6/04 ........................          5,561,875
                 General Electric Capital Corp.:
     7,475,000     5.375%, notes, due 1/15/03 ...............          7,531,063
     3,400,000     7.25%, notes, due 5/3/04 .................          3,591,250
                 IBM Credit Corp.:
     1,400,000     6.64%, notes, due 10/29/01 ...............          1,415,750
     2,500,000     7.00%, notes, due 1/28/02 ................          2,543,750
     2,700,000   Wells Fargo Financial, Inc., 5.45%
                   notes, due 5/3/04 ........................          2,699,276

                                                                      23,342,964

Electric - Integrated - 1.7%
     4,800,000   Dominion Resources, Inc., 6.00%
                   notes, due 1/31/03 .......................          4,830,000

Finance - Auto Loans - 4.8%
                 Ford Motor Credit Co.:
     3,725,000     6.125%, notes, due 4/28/03 ...............          3,771,563
     3,435,000     7.50%, notes, due 6/15/03 ................          3,568,106
     5,750,000   General Motors Acceptance Corp., 5.80%
                   notes, due 3/12/03 .......................          5,778,750

                                                                      13,118,419

Finance - Credit Card - 0.6%
     1,700,000   American Express Credit Corp., 6.125%
                   senior notes, due 11/15/01 ...............          1,714,875

Finance - Investment Bankers/Brokers - 4.0%
                 Merrill Lynch & Company, Inc.:
     3,620,000     6.00%, notes, due 2/12/03 ................          3,683,350
     2,750,000     5.70%, notes, due 2/6/04 .................          2,767,187
     4,600,000   Morgan Stanley Dean Witter & Co., 5.625%
                   senior unsubordinated notes, due 1/20/04 .          4,600,000

                                                                      11,050,537

Food - Diversified - 1.7%
     4,600,000   Kellogg Co., 5.50%
                   notes, due 4/1/03+ .......................          4,611,500

Food - Flour and Grain - 1.2%
$    3,125,000   Archer-Daniels-Midland Co., 6.25%
                   notes, due 5/15/03 .......................     $    3,234,375

Food - Retail - 2.9%
                 Fred Meyer, Inc.:
     1,500,000     7.15%, company guaranteed notes
                   due 3/1/03 ...............................          1,552,500
     1,400,000     7.375%, company guaranteed notes
                   due 3/1/05 ...............................          1,452,500
     5,100,000   Safeway, Inc., 6.15%
                   notes, due 3/1/06 ........................          5,080,875

                                                                       8,085,875

Medical - Drugs - 2.3%
     2,500,000   SmithKline Beecham PLC, 5.9375%
                   debentures, due 6/1/10 ...................          2,524,875
     3,700,000   Warner-Lambert Co., 5.75%
                   notes, due 1/15/03 .......................          3,746,250

                                                                       6,271,125

Money Center Banks - 1.1%
     3,000,000   Bank of America Corp., 6.65%
                   senior notes, due 5/1/01 .................          3,000,000

Multimedia - 4.3%
     3,750,000   AOL Time Warner, Inc., 6.10%
                   pass-thru asset trust securities
                   due 12/30/01+ ............................          3,768,750
     8,250,000   Walt Disney Co., 5.125%
                   senior notes, due 12/15/03 ...............          8,229,375

                                                                      11,998,125

Oil - U.S. Royalty Trusts - 0.5%
     1,200,000   Gothic Production Corp., 11.125%
                   company guaranteed notes, due 5/1/05 .....          1,335,000

Oil Companies - Exploration and Production - 0.6%
     1,545,000   Abraxas Petroleum Corp., 12.875%
                   company guaranteed notes, due 3/15/03 ....          1,589,419

Pipelines - 1.2%
     3,200,000   Kinder Morgan, Inc., 6.45%
                   senior notes, due 3/1/03 .................          3,240,000

Radio - 1.0%
     2,670,000   Radio One, Inc., 12.00%
                   company guaranteed notes, due 5/15/04(OMEGA)        2,830,200

Rental Auto/Equipment - 1.1%
     1,500,000   Avis Group Holdings, Inc., 11.00%
                   company guaranteed notes, due 5/1/09 .....          1,685,625
     1,400,000   Hertz Corp., 6.70%
                   senior notes, due 6/15/02 ................          1,417,500

                                                                       3,103,125

Retail - Building Products - 1.0%
     2,750,000   Home Depot, Inc., 5.375%
                   notes, due 4/1/06+ .......................          2,705,312

Retail - Discount - 2.7%
                 Wal-Mart Stores, Inc.:
     3,200,000     4.625%, notes, due 4/15/03 ...............          3,192,000
     4,250,000     6.50%, notes, due 6/1/03 .................          4,393,437

                                                                       7,585,437

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  19

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Restaurants - 0.5%
$    1,400,000   McDonald's Corp., 6.00%
                   notes, due 6/23/02 .......................     $    1,419,250

Savings/Loan/Thrifts - 0.7%
     2,000,000   Dime Bancorp, Inc., 7.00%
                   senior notes, due 7/25/01 ................          2,005,000

Super-Regional Banks - 0.8%
     2,225,000   Wells Fargo & Co., 5.75%
                   notes, due 2/1/03 ........................          2,247,250

Telecommunication Services - 3.2%
     5,195,000   Qwest Capital Funding, Inc., 6.125%
                   company guaranteed notes, due 7/15/02 ....          5,233,963
     2,550,000   Qwest Corp., 6.375%
                   notes, due 10/15/02 ......................          2,575,500
       900,000   Vialog Corp., 12.75%
                   company guaranteed notes, due 11/15/01 ...            945,000

                                                                       8,754,463

Telephone - Integrated - 1.4%
     4,000,000   WorldCom, Inc., 6.125%
                   senior notes, due 8/15/01 ................          4,005,000

Wire and Cable Products - 0.2%
       650,000   International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05 ....            650,000
--------------------------------------------------------------------------------
Total Corporate Notes (cost $158,283,362) ...................        159,840,293
--------------------------------------------------------------------------------
U.S. Government Obligations - 27.9%
U.S. Government Agencies - 9.6%
                 Fannie Mae:
    11,900,000     5.00%, due 2/14/03 .......................         11,974,375
    14,550,000     4.75%, due 3/15/04 .......................         14,459,063

                                                                      26,433,438

U.S. Treasury Notes - 18.3%
       800,000     6.25%, due 6/30/02 .......................            818,792
    17,000,000     6.125%, due 8/31/02 ......................         17,415,990
    24,300,000     5.75%, due 10/31/02 ......................         24,825,609
     7,550,000     5.75%, due 11/30/02 ......................          7,718,214

                                                                      50,778,605
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $76,446,116) ........         77,212,043
--------------------------------------------------------------------------------
Repurchase Agreement - 14.3%
    39,500,000   BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $39,505,091
                   collateralized by $135,543,127 in
                   U.S. Government Agencies, 0%-19.5937%
                   10/26/01-5/1/31; with a value
                   of $40,290,019 (cost $39,500,000) ........         39,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $274,229,478) - 100% ..........        276,552,336
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0%)           (77,869)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  276,474,467
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
United Kingdom                                    0.9%           $     2,524,875
United States++                                  99.1%               274,027,461
--------------------------------------------------------------------------------
Total                                           100.0%           $   276,552,336

++Includes Short-Term Securities (84.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

20  Janus Income Funds  April 30, 2001

Janus Money Market Funds

[PHOTO]
Sharon Pichler
portfolio manager

Janus Money Market Fund
Janus Tax-Exempt
Money Market Fund

[PHOTO]
J. Eric Thorderson

portfolio manager

Janus Government
Money Market Fund

For the twelve months ended April 30, 2001, Janus Money Market Fund - Investor Shares ranked 62nd out of 371 funds in the U.S. Money Market Category, as tracked by Lipper, Inc., a leading mutual fund rating company.(1) During the same period, Janus Government Money Market Fund - Investor Shares ranked 30th out of 135 in the U.S. Government Money Market Category,(2) while Janus Tax-Exempt Money Market Fund - Investor Shares ranked 30th out of 133 in the U.S. Tax-Exempt Money Market Category.(3)

When we last wrote to you in October 2000, we had just emerged from a rising interest rate environment. Three separate rate increases in 1999 followed by another three in 2000 had finally begun to take effect, and after several months of red-hot growth, the economy showed signs of cooling. As a result, the Federal Reserve stood patiently on the sidelines for the remainder of the year in hopes that the threat of inflation would cool as well.

By January, however, fears of inflation had been replaced by fears of a recession. An erosion in consumer and business confidence, high energy costs, and weakness in capital spending and manufacturing consequently prompted the Fed to surprise investors by cutting interest rates one-half percentage point four weeks before its next meeting. It then reduced them again at month-end. It was the first time since November 1984 that the central bankers had cut rates a full point in a single month. But they were only getting started. They remained in an easing mode throughout the period, reducing rates two more times for a total of two full percentage points.

The Funds' emphasis on liquidity worked to our advantage during this volatile environment. For example, when interest rates were rising, we focused on securities at the shorter end of our maturity spectrum in order to take advantage of higher yields. However, upon recognizing the potential for rate reductions late in 2000, we increased our exposure to longer-term securities, helping to keep the yield on the Funds at higher levels despite declining rates.

One of many negative consequences of a deteriorating economy like that which we are experiencing today is credit dislocation. Weakening economic conditions can make it difficult for companies to maintain interest coverage ratios and profit margins. Although we've trimmed our exposure to a few names in the Funds based on concerns surrounding credit quality, in general, we are extremely confident in our holdings. Meanwhile, we remain vigilant in our attempt to seek out and invest only in those investments with the highest credit ratings.

Looking ahead, economists are divided in their opinion as to whether additional rate cuts may be necessary to avoid a recession. Regardless, we strive to remain flexible in our ability to react to the market while keeping our focus on the Funds' goals - liquidity and capital stability.

Thank you for your continued investment in Janus Money Market Funds.

(1) Lipper, Inc. defines a U.S. Money Market fund as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 2001, Janus Money Market Fund - Investor Shares ranked 58/300 for the 3-year period and 51/259 of U.S. Money Market funds for the 5-year period.

(2) Lipper, Inc. defines a U.S. Government Money Market fund as one that invests in "high-quality financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 2001, Janus Government Money Market Fund
     - Investor Shares ranked 30/117 for the 3-year period and 25/102 of U.S. Government Money Market funds for the 5-year period.

(3) Lipper, Inc. defines a Tax-Exempt Money Market fund as one that invests in "high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 2001, Janus Tax-Exempt Money Market Fund - Investor Shares ranked 16/121 for the 3-year period and 16/115 of Tax-Exempt Money Market funds for the 5-year period.

Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.

                                          Janus Income Funds  April 30, 2001  21

Janus Money Market Fund

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Notes - 28.4%
                 Aon Corp.:
$   31,735,000     4.58%, 5/1/01 ............................     $   31,735,000
    31,918,000     5.10%, 5/3/01 ............................         31,908,957
    20,000,000     5.07%, 5/9/01 ............................         19,977,467
                 AT&T Corp.:
    70,000,000     5.21%, 5/3/01 ............................         69,979,739
    50,000,000     4.57%, 5/7/01 ............................         49,961,917
    50,000,000     4.63%, 5/8/01 ............................         49,954,986
    50,000,000     4.63%, 5/9/01 ............................         49,948,556
    30,000,000     4.65%, 5/16/01 ...........................         29,941,875
                 Banco Bi Creditanstalt S.A.:
    20,000,000     4.965%, 7/3/01 ...........................         19,826,225
    25,000,000     5.15%, 7/31/01 ...........................         24,674,549
    25,000,000     4.83%, 9/4/01 ............................         24,577,375
    25,000,000   Banco de la Provincia de Buenos Aries
                   5.38%, 9/10/01 ...........................         24,506,833
                 Banco Generale de Negocios S.A.:
    25,000,000     6.48%, 8/3/01 ............................         24,577,000
    50,000,000     4.59%-5.13%, 8/8/01 ......................         49,331,750
    50,000,000   Banco Itau S.A.
                   6.43%, 5/14/01 ...........................         49,883,903
                 Banco Nacional de Mexico S.A.:
    34,000,000     4.36%, 7/18/01 ...........................         33,678,813
    25,000,000     4.30%, 7/24/01 ...........................         24,749,167
    25,000,000     4.30%, 8/20/01 ...........................         24,668,542
                 Banco Rio de la Plata S.A.:
    67,500,000     6.32%, 8/24/01 ...........................         66,137,250
    57,500,000     5.10%-5.115%, 8/27/01 ....................         56,536,948
                 Banco Santander Brasil S.A., Sao Paulo:
    50,000,000     4.135%, 10/15/01 .........................         49,040,910
    50,000,000     4.135%, 10/16/01 .........................         49,035,167
    25,000,000   Central American Bank for Economic
                   Integration, 4.47%, 9/21/01 ..............         24,556,104
    35,000,000   Corporacion Andina de Fomento
                   5.25%, 5/21/01 ...........................         34,897,917
                 Countrywide Home Loans, Inc.:
   201,250,000     4.75%-4.80%, 5/1/01 ......................        201,250,000
    65,249,000     4.72%, 5/4/01 ............................         65,223,335
                 CSN Overseas:
    43,800,000     5.095%, 5/2/01 ...........................         43,793,801
    60,000,000     4.55%, 5/14/01 ...........................         59,901,417
    62,500,000     4.17%, 10/16/01 ..........................         61,283,750
    62,000,000     4.17%, 10/17/01 ..........................         60,786,298
    62,500,000     4.17%, 10/18/01 ..........................         61,269,271
    50,542,000     4.17%, 10/19/01 ..........................         49,540,889
    30,000,000   Formosa Plastic Corp. USA
                   5.13%, 8/6/01 ............................         29,585,325
    50,000,000   HSBC Bank Argentina S.A.
                   6.41%, 6/15/01 ...........................         49,599,375
                 Jefferson-Pilot Corp.:
    50,000,000     6.43%, 5/25/01+ ..........................         49,785,667
    25,000,000     6.37%, 7/20/01+ ..........................         24,646,111
    50,000,000     4.41%, 1/4/02+ ...........................         48,481,000
    50,000,000     4.10%, 1/18/02+ ..........................         48,508,056

Short-Term Corporate Notes - (continued)
$   20,000,000   Knights Funding Corp. I
                   6.43%, 5/2/01 ............................     $   19,996,428
                 Knights Funding Corp. II:
    20,000,000     6.43%, 5/2/01 ............................         19,996,428
    47,500,000     5.10%, 8/16/01 ...........................         46,779,979
    51,000,000   NSTAR, Inc.
                   4.78%, 5/1/01+ ...........................         51,000,000
                 Omnicom Capital, Inc.:
   175,000,000     4.78%, 5/1/01+ ...........................        175,000,000
    25,000,000     5.10%, 5/4/01+ ...........................         24,989,375
    50,000,000     4.56%, 5/11/01+ ..........................         49,936,667
    50,000,000     4.56%, 5/14/01+ ..........................         49,917,667
    50,000,000     5.07%, 5/22/01+ ..........................         49,852,125
    25,000,000     4.50%, 5/24/01+ ..........................         24,928,125
    50,000,000   Omnicom Finance PLC
                   4.56%, 5/9/01+ ...........................         49,949,333
    50,000,000   Pemex Capital, Inc.
                   6.42%, 5/8/01 ............................         49,937,583
                 Philip Morris Companies, Inc.:
    60,914,000     5.35%, 5/3/01 ............................         60,895,895
    50,000,000     6.30%, 5/11/01 ...........................         49,912,500
   127,700,000     5.08%-5.11%, 6/1/01 ......................        127,138,839
    59,650,000     4.86%, 6/8/01 ............................         59,343,996
    60,000,000     4.40%, 6/25/01 ...........................         59,596,667
    57,000,000     4.27%, 8/20/01 ...........................         56,249,548
                 Qwest Corp.:
    20,000,000     5.40%, 5/15/01 ...........................         19,958,000
    40,000,000     4.46%, 6/22/01 ...........................         39,742,311
    50,000,000     4.40%, 6/28/01 ...........................         49,645,556
    45,000,000     4.41%, 7/3/01 ............................         44,652,713
    25,000,000     4.42%, 7/5/01 ............................         24,800,486
    20,000,000     4.37%, 7/27/01 ...........................         19,788,783
    50,000,000     4.37%, 8/1/01 ............................         49,441,611
                 Sigma Finance, Inc.:
   100,000,000     6.45%, 6/4/01 ............................         99,390,833
   108,000,000     5.12%, 8/3/01 ............................        106,556,160
    50,000,000     5.10%, 8/16/01 ...........................         49,242,083
    50,000,000   Swedbank Foreningssparbanken A.B.
                   New York, 6.50%, 5/11/01 .................         49,909,722
    99,191,000   Three Crowns Funding L.L.C.
                   4.75%-4.78%, 5/1/01 ......................         99,191,000
    65,000,000   Unibanco Uniao de Bancos Brasileiros S.A.
                   6.49%, 7/13/01 ...........................         64,144,582
                 Victory Receivables Corp.:
    77,978,000     5.09%-5.10%, 5/9/01+ .....................         77,889,687
    57,158,000     5.07%, 5/11/01+ ..........................         57,077,502
    60,000,000     4.37%, 7/6/01+ ...........................         59,519,300
    54,000,000     4.28%, 7/25/01+ ..........................         53,454,300
    70,283,000   VVR Funding L.L.C.
                   4.76%, 5/1/01 ............................         70,283,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $3,827,850,029) ......      3,827,850,029
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

22  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Taxable Variable Rate Demand Notes - 5.7%
$    9,465,000   Bannockburn Associates L.L.C.
                   4.65%, 4/1/27 ............................     $    9,465,000
                 Bell County, Texas Health Facilities
                   Development Corp. Revenue, (Scott
                   & White Memorial Hospital):
    21,900,000     Series B1, 4.55%, 8/15/29 ................         21,900,000
    32,300,000     Series B2, 4.55%, 8/15/29 ................         32,300,000
    14,980,000   Breckenridge Terrace L.L.C.
                   4.46%, 5/1/39 ............................         14,980,000
    22,700,000   Brosis Finance L.L.C.
                   4.55%, 9/1/19 ............................         22,700,000
     4,500,000   Capel, Inc.
                   4.55%, 9/1/09 ............................          4,500,000
    22,078,000   Capital One Funding Corp.
                   4.55%, 12/2/19 ...........................         22,078,000
    20,000,000   Carolina Medi-Plan, Inc.
                   4.55%, 6/1/22 ............................         20,000,000
    48,000,000   CMCFC Mount Vernon L.P.
                   Multifamily Housing, Virginia
                   4.65%, 1/1/10 ............................         48,000,000
    24,015,000   Crozer-Keystone Health Systems
                   4.62%, 12/15/21 ..........................         24,015,000
                 Eagle County, Colorado Housing Facility
                   Revenue, (BC Housing L.L.C. Project)
                   Series A:
     9,100,000     4.46%, 6/1/27 ............................          9,100,000
     8,000,000     4.51%, 5/1/39 ............................          8,000,000
    15,000,000   Eufaula, Alabama Industrial Development
                   Board, (Chia Tai Project)
                   4.54%, 6/1/13 ............................         15,000,000
    40,000,000   Glen Raven Mills, North Carolina
                   4.55%, 5/1/14 ............................         40,000,000
    20,000,000   Grant Hospital L.L.C.
                   4.62%, 7/1/19 ............................         20,000,000
    40,000,000   Gulf States Paper Corp.
                   4.55%, 11/1/18 ...........................         40,000,000
    14,900,000   HHH Supply and Investment Co.
                   5.15%, 7/1/29 ............................         14,900,000
     9,000,000   Jasper, Morgan, Newton and Walton
                   Counties, Georgia Joint Development
                   Authority Revenue, (Industrial Park
                   Project), 4.55%, 12/1/20 .................          9,000,000
    16,300,000   Lenexa, Kansas Industrial Revenue
                   (Labone, Inc. Project), Series A
                   4.54%, 9/1/09 ............................         16,300,000
    59,000,000   Los Angeles, California Community
                   Redevelopment Agency, Series A
                   4.70%, 12/1/18 ...........................         59,000,000
    20,675,000   Louisiana Health Systems Corp. Revenue
                   Series B, 4.60%, 10/1/22 .................         20,675,000
    34,340,000   Montgomery, Alabama BMC Special Care
                   Facilities Financing Authority
                   (Baptist Medical Center), Series C
                   5.10%, 11/15/29 ..........................         34,340,000
    55,000,000   Morganite Industries, Inc.
                   4.55%, 7/1/18 ............................         55,000,000
     8,000,000   Patrick Schaumburg Automobiles, Inc.
                   4.575%, 7/1/08 ...........................          8,000,000

Taxable Variable Rate Demand Notes - (continued)
$   37,000,000   Racetrac Capital L.L.C.
                   4.55%, 4/1/18 ............................     $   37,000,000
    25,000,000   Rehau, Inc.
                   4.67%, 10/1/19 ...........................         25,000,000
    37,700,000   Shoosmith Brothers, Inc.
                   4.55%, 3/1/15 ............................         37,700,000
    16,600,000   St. Francis Place L.P.
                   5.10%, 12/1/08+ ..........................         16,600,000
    20,000,000   St. George Wellness Center
                   4.62%, 9/1/40 ............................         20,000,000
    37,500,000   Texas Veterans Housing Assistance, Series A-2
                   4.50%, 12/1/29 ...........................         37,500,000
     4,915,000   Union City, Tennessee Industrial
                   Development Board
                   (Cobank L.L.C. Project)
                   4.65%, 1/1/25 ............................          4,915,000
     8,800,000   Village Green Finance Co.
                   4.55%, 11/1/22 ...........................          8,800,000
     5,000,000   Virginia Health Services
                   4.55%, 1/1/18 ............................          5,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $761,768,000)         761,768,000
--------------------------------------------------------------------------------
Floating Rate Notes - 19.5%
                 American Honda Finance Corp.:
    50,000,000     5.0575%, 6/14/01+ ........................         50,000,000
    50,000,000     4.8825%, 6/22/01+ ........................         50,000,000
    50,000,000     5.0687%, 4/19/02+ ........................         50,000,000
    75,000,000     Associates Corporation of N.A.
                   4.85625%, 6/26/01 ........................         75,000,000
    50,000,000   Bank of America N.A.
                   4.78%, 9/6/01 ............................         50,012,986
                 Bank One N.A.:
    50,000,000     4.93%, 6/21/01 ...........................         50,000,865
    25,000,000     4.81%, 9/6/01 ............................         25,009,196
                 CIT Group, Inc.:
    20,000,000     4.64%, 5/9/01 ............................         19,999,715
    50,000,000     5.0325%, 6/6/01 ..........................         49,997,599
    20,000,000     4.97375%, 7/9/01 .........................         20,002,120
    50,000,000     4.675%, 7/16/01 ..........................         49,989,963
    50,000,000     5.50125%, 11/2/01 ........................         50,000,000
    50,000,000     4.70%, 1/18/02 ...........................         50,000,000
    25,000,000   Commerzbank A.G., New York
                   4.4262%, 6/28/01 .........................         24,998,658
    25,000,000   Computer Sciences Corp.
                   4.66%, 12/27/01(ss) ......................         25,000,000
                 Countrywide Home Loans, Inc.:
    50,000,000     4.59125%, 5/21/01 ........................         50,000,000
    50,000,000     5.43%, 5/22/01 ...........................         49,999,712
   100,000,000     4.76%-4.77%, 9/5/01 ......................         99,998,309
    50,000,000     4.70%, 3/28/02 ...........................         50,000,000
    50,000,000   Donaldson, Lufkin & Jenrette, Inc.
                   5.38125%, 12/10/01 .......................         50,098,332
   100,000,000   EMC Mortgage Corp.
                   4.8875%, 8/10/01(ss) .....................        100,000,000
    50,000,000   First Union Corp.
                   5.1625%, 11/9/01 .........................         50,025,400

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  23

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Floating Rate Notes - (continued)
                 First Union National Bank:
$   50,000,000     5.03875%, 5/18/01 ........................     $   50,000,000
    25,000,000     5.175%, 6/8/01 ...........................         25,002,188
    25,000,000     5.0225%, 7/17/01 .........................         25,000,000
    50,000,000     4.69%, 7/26/01 ...........................         49,998,822
    50,000,000     5.08%, 12/20/01 ..........................         50,000,000
    50,000,000     5.1025%, 3/15/02 .........................         50,016,968
    25,000,000   First USA Bank N.A.
                   4.88%, 7/19/01 ...........................         25,009,154
    35,000,000   FleetBoston Financial Corp.
                   5.2387%, 5/1/02 ..........................         35,048,479
    30,000,000   Fleet National Bank
                   4.98%, 8/3/01 ............................         30,020,787
   100,000,000   Ford Motor Credit Co.
                   5.10375%, 1/6/06 .........................        100,000,000
                 General Motors Acceptance Corp.:
    34,500,000     5.21%, 12/10/01 ..........................         34,497,585
    25,000,000     5.1425%, 12/17/01 ........................         25,005,250
    50,000,000     5.0825%, 1/15/02 .........................         50,000,000
    40,000,000     5.4875%, 2/14/02 .........................         40,024,919
    81,037,194   GMACCM Mortgage Trust III Series 2000
                   - Class A, (credit enhanced and liquidity
                   provided by Freddie Mac)
                   5.09%, 9/20/05(ss) .......................         81,037,194
    71,500,000   Homeside Lending, Inc.
                   5.05875%, 4/9/02 .........................         71,673,924
    50,000,000   Household Finance Corp.
                   5.0525%, 12/16/06 ........................         50,000,000
   100,000,000   Morgan Stanley Dean Witter & Co.
                   4.8875%, 9/17/01 .........................        100,028,495
    50,000,000   National Bank of Commerce
                   5.15%, 7/20/01 ...........................         50,005,348
                 National Rural Utilities Cooperative
                   Finance Corp.:
    50,000,000     4.7975%, 7/20/01 .........................         49,996,789
    50,000,000     5.0725%, 4/17/02 .........................         50,000,000
   170,000,000   Philip Morris Companies, Inc.
                   5.3387%, 12/4/01(ss) .....................        169,988,773
   100,000,000   Sigma Finance, Inc.
                   4.68%, 7/19/01+ ..........................         99,995,782
    25,000,000   Skandinaviska Enskilda Banken
                   4.4312%, 6/28/01 .........................         24,998,850
   100,000,000   SouthTrust Bank N.A.
                   4.65%, 5/3/01 ............................         99,999,666
    50,000,000   Unilever Capital Corp.
                   5.11%, 9/7/01(ss) ........................         50,000,000
    50,000,000   Zurich Capital Markets, Inc.
                   4.63%, 7/26/10(ss) .......................         50,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $2,627,481,828) .............      2,627,481,828
--------------------------------------------------------------------------------
Loan Participations - 3.9%
                 Computer Sciences Corp.:
$   50,000,000     4.68%, 5/16/01(ss) .......................     $   50,000,000
    50,000,000     5.18%, 5/18/01(ss) .......................         50,000,000
   100,000,000   Countrywide Home Loans, Inc.
                   4.60%, 5/2/01 ............................        100,000,000
   204,000,000   GMAC Residential Holdings
                   5.1366%, 5/2/01 ..........................        203,970,892
                 Omnicom Capital, Inc.:
    25,000,000     5.15%, 5/4/01 ............................         25,000,000
    25,000,000     4.64%, 5/23/01(ss) .......................         25,000,000
                 Sigma Finance, Inc.:
    50,000,000     5.25%, 2/25/02+ ..........................         50,000,000
    25,000,000     4.35%, 5/1/02+ ...........................         24,997,500
--------------------------------------------------------------------------------
Total Loan Participations (cost $528,968,392) ...............        528,968,392
--------------------------------------------------------------------------------
Certificates of Deposit - 11.8%
    50,000,000   Barclays Bank PLC
                   4.36%, 4/22/02 ...........................         50,042,644
                 Bayerische Hypo Und Vereinsbank
                   A.G. New York:
    25,000,000     6.95%, 5/2/01 ............................         25,000,000
    50,000,000     4.465%, 4/29/02 ..........................         50,000,000
   100,000,000   Bayerische Landesbank Girozentrale
                   5.06%, 2/25/02 ...........................        100,068,684
                 Canadian Imperial Bank of Commerce
                   New York:
    50,000,000     5.04%, 2/25/02 ...........................         49,996,037
    50,000,000     5.01%, 2/26/02 ...........................         50,053,779
    25,000,000   CIC Funding, New York
                   4.995%, 2/27/02 ..........................         24,999,002
                 Comerica Bank:
    50,000,000     5.115%, 2/15/02 ..........................         49,998,085
    50,000,000     4.845%, 3/6/02 ...........................         49,997,955
                 Commerzbank A.G., New York:
    50,000,000     5.04%, 2/26/02 ...........................         50,043,797
    50,000,000     4.99%, 2/27/02 ...........................         49,996,008
    50,000,000     4.32%, 4/23/02 ...........................         49,995,250
    25,000,000   Compagnie Financiere de CIC et de L'Union
                   Europeene, 7.475%, 6/4/01 ................         24,999,232
    67,000,000   Dresdner Bank A.G.
                   5.23%, 12/17/01 ..........................         67,059,798
    25,000,000   Landesbank Hessen-Thueringen Girozentrale
                   6.935%, 5/2/01 ...........................         24,999,990
                 LaSalle Bank N.A.:
    25,000,000     5.025%, 2/1/02 ...........................         25,000,000
    50,000,000     5.05%, 2/21/02 ...........................         49,992,180
    50,000,000     4.98%, 2/25/02 ...........................         49,992,071
                 Merita Bank PLC, New York:
    25,000,000     6.63%, 5/1/01 ............................         25,000,000
    25,000,000     7.45%, 6/4/01 ............................         24,999,342
    25,000,000     5.05%, 2/25/02 ...........................         24,996,038
    50,000,000     4.28%, 4/23/02 ...........................         49,995,248
                 Natexis Banque, New York:
    20,000,000     5.08%, 2/6/02 ............................         20,000,000
    50,000,000     4.34%, 4/23/02 ...........................         49,995,251
                 National City Bank:
    25,000,000     5.67%, 1/7/02 ............................         24,998,352
    25,000,000     5.125%, 2/15/02 ..........................         25,000,957
    25,000,000   Norddeutsche Landesbank Girozentrale,
                   New York, 6.95%, 5/2/01 ..................         25,000,000

See Notes to Schedules of Investments.

24  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Certificates of Deposit - (continued)
                 Regions Bank:
$   50,000,000     6.52%, 7/16/01 ...........................     $   49,999,880
    25,000,000     5.18%, 2/7/02 ............................         25,000,000
    50,000,000   Royal Bank of Canada, New York
                   5.05%, 2/25/02 ...........................         49,994,057
    25,000,000   Skandinaviska Enskilda Banken
                   7.23%, 5/8/01 ............................         24,999,887
                 Standard Chartered Bank, New York:
    25,000,000     5.08%, 2/6/02 ............................         24,998,144
    25,000,000     4.57%, 3/25/02 ...........................         25,000,000
                 Svenska Handelsbanken A.B., New York:
    25,000,000     5.02%, 2/4/02 ............................         25,000,000
    86,300,000     5.11%, 2/11/02 ...........................         86,379,251
    25,000,000   Swedbank Sparbanken Svenge A.B., New York
                   7.185%, 6/11/01 ..........................         24,999,602
    20,000,000   UBS A.G., Stamford
                   5.22%, 2/20/02 ...........................         20,053,318
                 Westdeutsche Landesbank Girozentrale:
    35,000,000     4.75%, 4/22/02 ...........................         35,149,209
    50,000,000     4.26%, 4/23/02 ...........................         49,995,247
    40,000,000     4.465%, 4/30/02 ..........................         40,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $1,593,788,295) .........      1,593,788,295
--------------------------------------------------------------------------------
Put Bonds - 9.3%
   500,000,000   JP Morgan, Inc. (seven day put)
                   4.7675%, 11/7/01 .........................        500,000,000
   650,000,000   Lehman Brothers, Inc. (same day put)
                   4.8675%, 1/15/02 .........................        650,000,000
   100,000,000   Lehman Brothers, Inc. (90 day put)
                   4.8675%, 4/21/02(ss) .....................        100,000,000
--------------------------------------------------------------------------------
Total Put Bonds (cost $1,250,000,000) .......................      1,250,000,000
--------------------------------------------------------------------------------
Time Deposits - 1.3%
                 Societe Generale, New York
   180,100,000     4.6875%, 5/1/01 (cost $180,100,000) ......        180,100,000
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 0.5%
                 Fannie Mae:
    25,000,000     4.675%, 2/22/02 ..........................         24,035,781
    25,000,000     4.55%, 3/22/02 ...........................         23,973,090
    20,162,000   Freddie Mac
                   4.65%, 2/28/02 ...........................         19,372,910
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $67,381,781) .......         67,381,781
--------------------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 0.6%
    25,000,000   Army and Air Force Exchange
                   4.58%, 5/7/01 ............................         25,000,000
    58,000,000   Navy Exchange Service Command
                   4.65%, 5/17/01(ss) .......................         58,000,000
--------------------------------------------------------------------------------
Total U.S. Government Guarantee Notes and Loans
  (cost $83,000,000) ........................................         83,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 19.6%
$  300,000,000   BankAmerica Securities L.L.C., 4.79%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $300,039,917
                   collateralized by $1,215,774,569 in
                   Collateralized Mortgage Obligations
                   0%-7.75%, 6/15/08-5/25/31, Aaa
                   with a value of $306,000,000 .............     $  300,000,000
   100,000,000   Barclays Capital, Inc., 4.79%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $100,013,306
                   collateralized by $132,910,278 in
                   Asset Backed Securities, 0%-7.85%
                   5/15/01-9/15/11, Aaa; with a value
                   of $102,000,000 ..........................        100,000,000
   150,000,000   Bear Stearns & Companies, Inc., 4.7675%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $150,019,865
                   collateralized by $569,211,367 in
                   U.S. Government Agencies, 0%-9.50%
                   5/15/07-5/1/31; with a value of
                   $155,453,064 .............................        150,000,000
   250,000,000   Deutsche Bank Securities, Inc., 4.74%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $250,032,917
                   collateralized by $4,413,581 in
                   Corporate Bonds, 6.00%-6.50%
                   8/20/01-3/15/13, Aaa-Aa2; $168,081,870
                   in U.S. Government Agencies, 0%-8.95%
                   5/2/01-8/6/38; $77,504,549 in U.S.
                   Treasuries, 0%, 5/15/12-11/15/26; with
                   respective values of $4,501,853
                   $171,443,507 and $79,054,640 .............        250,000,000
   650,000,000   Deutsche Bank Securities, Inc., 4.7685%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $650,086,098
                   collateralized by $87,045,000 in
                   Asset Backed Securities, 5.14%-5.50%
                   7/15/05-9/30/36, Aaa; $2,063,942,092
                   in Collateralized Mortgage Obligations
                   0%-6.975%, 2/15/08-12/25/40, Aaa
                   with respective values of $87,081,415
                   and $575,918,585 .........................        650,000,000
   200,000,000   Goldman Sachs Group, Inc., 4.73%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $200,026,278
                   collateralized by $211,334,000 in
                   Asset Backed Securities, 4.56%-6.06%
                   2/15/03-7/25/13, Aaa; with a value
                   of $211,709,699 ..........................        200,000,000
   350,000,000   J.P. Morgan Securities, Inc., 4.75%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $350,046,181
                   collateralized by $370,170,000 in
                   Short-Term Corporate Notes, 4.17%-
                   5.08%, 5/24/01-7/27/01; S&P A-1+ - A-1
                   with a value of $367,500,528 .............        350,000,000

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  25

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreements - (continued)
$  600,000,000   Merrill Lynch & Company, Inc., 4.70%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $600,078,333
                   collateralized by $2,903,583,867 in
                   Collateralized Mortgage Obligations
                   0%-10.403%, 7/11/04-7/15/32; AAA
                   with a value of $612,004,230 .............     $  600,000,000
    50,000,000   Nomura Securities International, Inc., 4.70%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $50,006,528
                   collateralized by $57,024,226 in
                   U.S. Government Agencies, 5.50%-7.50%
                   2/1/14-1/1/31; with a value of $51,000,001         50,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $2,650,000,000) ...........      2,650,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,570,338,325) - 100.6% .....     13,570,338,325
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)     (82,945,773)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $13,487,392,552
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

26  Janus Income Funds  April 30, 2001

Janus Government Money Market Fund

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agency Notes - 21.3%
                 Fannie Mae:
$   10,000,000     6.33%, 5/17/01 ...........................     $    9,971,867
     5,000,000     6.30%, 6/6/01 ............................          4,968,500
    12,000,000     6.47%, 6/11/01 ...........................         11,911,577
    10,000,000     5.74%, 6/21/01 ...........................          9,918,683
    10,000,000     5.97%, 6/28/01 ...........................          9,903,817
     8,381,000     5.95%, 11/2/01 ...........................          8,124,739
    10,000,000     6.48%, 11/2/01 ...........................          9,995,137
     5,000,000     4.83%, 1/11/02 ...........................          4,828,938
    10,000,000     4.92%, 2/8/02 ............................          9,613,233
    15,000,000     4.27%-4.655%, 2/22/02 ....................         14,455,706
     5,000,000     4.37%, 3/5/02 ............................          4,813,061
    10,000,000     4.55%, 3/22/02 ...........................          9,589,236
    15,000,000     4.35%-4.45%, 4/5/02 ......................         14,380,854
                 Federal Home Loan Bank System:
     4,684,000     4.70%, 10/26/01 ..........................          4,575,149
    10,000,000     6.505%, 11/27/01 .........................          9,996,491
     4,000,000     4.86%, 1/14/02 ...........................          3,860,680
                 Freddie Mac:
     5,000,000     6.71%, 5/24/01 ...........................          4,978,565
     7,412,000     5.32%-6.29%, 6/21/01 .....................          7,351,450
    20,000,000     6.26%-6.52%, 7/19/01 .....................         19,720,757
    10,000,000     6.03%, 8/16/01 ...........................          9,820,775
     7,511,000     6.20%-6.24%, 9/13/01 .....................          7,335,619
     5,000,000     4.95%, 10/19/01 ..........................          4,882,438
    10,000,000     4.37%, 11/30/01 ..........................          9,741,442
    15,000,000     5.92%, 12/6/01 ...........................         14,459,800
     6,063,000     4.81%, 1/31/02 ...........................          5,840,227
     5,000,000     4.65%, 2/28/02 ...........................          4,804,313
    13,000,000     4.40%, 3/28/02 ...........................         12,474,078
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $242,317,132) ......        242,317,132
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 12.8%
                 Fannie Mae:
    10,000,000     4.4825%, 6/8/01 ..........................          9,999,200
    20,000,000     4.88875%, 12/3/01 ........................         20,000,844
                 Federal Home Loan Bank System:
    10,000,000     4.201%, 5/24/01 ..........................          9,999,452
    10,000,000     4.833%, 7/17/01 ..........................          9,998,734
     5,000,000     4.874%, 8/1/01 ...........................          4,999,055
    15,000,000     4.823%, 8/15/01 ..........................         14,997,009
    10,000,000     4.883%, 8/15/01 ..........................          9,998,006
    15,000,000     5.183%, 8/17/01 ..........................         14,996,969
    10,000,000     4.281%, 9/26/01 ..........................          9,997,224
    10,000,000     4.911%, 3/5/02 ...........................          9,998,312
    10,000,000     4.903%, 3/6/02 ...........................          9,998,307
    10,000,000     4.873%, 3/15/02 ..........................          9,996,642
                 Freddie Mac
    10,000,000     4.85875%, 7/19/01 ........................          9,998,701
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
  (cost $144,978,455) .......................................        144,978,455
--------------------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 5.6%
                 Navy Exchange Service Command:
    23,900,000     4.75%, 5/1/01 ............................         23,900,000
    40,000,000     4.65%, 5/17/01(ss) .......................         40,000,000
--------------------------------------------------------------------------------
Total U.S. Government Guarantee Notes and Loans
  (cost $63,900,000) ........................................         63,900,000
--------------------------------------------------------------------------------
Floating Rate Note - 0.8%
$    9,004,133   GMACCM Mortgage Trust III Series 2000
                   - Class A, (credit enhanced and liquidity
                   provided by Freddie Mac)
                   5.09%, 9/20/05(ss)
                   (cost $9,004,133) ........................     $    9,004,133
--------------------------------------------------------------------------------
Repurchase Agreements - 59.8%
   104,100,000   ABN AMRO Securities, Inc., 4.63%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $104,113,388
                   collateralized by $103,063,000 in
                   U.S. Government Agencies, 4.50%-7.00%
                   4/25/03-3/15/10; with a value
                   of $106,185,765 ..........................        104,100,000
   150,000,000   Bear Stearns & Companies, Inc., 4.7375%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $150,019,740
                   collateralized by $609,456,369 in
                   U.S. Government Agencies, 0%-19.856%
                   11/15/14-4/15/31; with a value
                   of $154,674,279 ..........................        150,000,000
   175,000,000   CS First Boston, Inc., 4.7375%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $175,023,030
                   collateralized by $438,697,668 in
                   U.S. Government Agencies, 0%-20.219%
                   5/15/02-4/17/32; with a value
                   of $179,454,962 ..........................        175,000,000
   150,300,000   Deutsche Bank Securities, Inc., 4.74%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $150,319,790
                   collateralized by $2,653,455 in
                   Corporate Bonds, 6.00%-6.50%
                   8/20/01-3/15/13, Aaa-Aa2; $101,050,820
                   in U.S. Government Agencies, 0%-8.95%
                   5/2/01-8/6/38; $46,595,735 in U.S.
                   Treasuries, 0%, 5/15/12-11/15/26; with
                   respective values of $2,706,514
                   $103,071,837 and $47,527,649 .............        150,300,000
    50,000,000   Deutsche Bank Securities, Inc., 4.74%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $50,006,583
                   collateralized by $75,004,941 in U.S.
                   Government Agencies, 6.00%-7.00%
                   9/15/26-1/1/31; with a value
                   of $51,000,001 ...........................         50,000,000
    50,000,000   Nomura Securities International, Inc., 4.70%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $50,006,528
                   collateralized by $64,304,946 in
                   U.S. Government Agencies, 6.00%-7.50%
                   10/1/14-4/1/31; with a value
                   of $51,000,000 ...........................         50,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $679,400,000) .............        679,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,139,599,720) - 100.3% ......      1,139,599,720
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)      (3,536,432)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,136,063,288
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  27

Janus Tax-Exempt Money Market Fund

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Municipal Securities - 99.5%
Alabama - 0.8%
$    2,200,000   Columbia Industrial Development Board
                   Pollution Control Revenue, (Alabama
                   Power Co.), Series A, Variable Rate
                   4.40%, 9/1/22 ............................     $    2,200,000

Arizona - 2.4%
     6,350,000   Tucson Industrial Development Authority
                   Multifamily Revenue, (Freedom Park
                   Apartments), Variable Rate, 4.75%, 12/1/07          6,350,000

Colorado - 17.3%
     1,000,000   Arvada, Variable Rate, 3.55%, 11/1/20 ......          1,000,000
     1,580,000   Aurora Centretech Metropolitan District
                   Series A, Variable Rate, 4.45%, 12/1/28 ..          1,580,000
     1,325,000   Boulder County Industrial Development
                   Revenue, (Mental Health Center)
                   Variable Rate, 4.35%, 11/1/14 ............          1,325,000
     4,220,000   Castle Rock Metropolitan District No. 7
                   Variable Rate, 3.45%, 12/1/30 ............          4,220,000
     7,430,000   Centennial Downs Metropolitan District
                   Variable Rate, 4.30%, 12/1/28 ............          7,430,000
                 Colorado Health Facilities Authority Revenue:
    14,960,000     (National Benevolent Association)
                   Series D, Variable Rate, 4.30%, 3/1/25 ...         14,960,000
     1,600,000     (Skyline), Series B, Variable Rate
                   4.25%, 2/15/31 ...........................          1,600,000
       700,000     (The Visiting Nurse Corp.), Variable Rate
                   4.45%, 7/1/22 ............................            700,000
       400,000   Colorado Housing and Finance Authority
                   Multifamily Housing Revenue, (Winridge
                   Apartments), Variable Rate, 4.30%, 2/15/28            400,000
     1,000,000   Denver City and County Excise Tax Revenue
                   (Colorado Convention Center Expansion)
                   Series 2001-A, 0%, 9/1/01 ................            988,695
     2,400,000   Denver City and County Multifamily
                   Housing Revenue, (Ogden Residences)
                   Variable Rate, 4.45%, 12/1/09 ............          2,400,000
                 Dove Valley Metropolitan District
                   Arapahoe County:
     2,500,000     4.40%, 5/1/20 ............................          2,500,000
     1,000,000     Series B, 4.40%, 11/1/25 .................          1,000,000
     1,000,000   Interstate South Metropolitan District
                   Series B, 4.40%, 11/1/14 .................          1,000,000
     3,110,000   Stapleton Business Center Metropolitan
                   District, 4.45%, 12/1/17 .................          3,110,000
     2,000,000   Tower Metropolitan District, (Refunding
                   and Improvement), Series 2001
                   3.35%, 12/1/30 ...........................          2,000,000

                                                                      46,213,695

Connecticut - 0.4%
     1,200,000   Connecticut Health and Educational
                   Facilities Authority Revenue, Series C
                   Variable Rate, 3.90%, 7/1/30 .............          1,200,000

Delaware - 1.1%
     3,000,000   University of Delaware Revenue
                   3.20%, 3/15/03 ...........................          3,000,000
Florida - 6.3%
$      600,000   Clay County Housing Finance Authority
                   Multifamily Revenue, (Bluff House
                   Apartments), Variable Rate, 4.25%, 9/1/12      $      600,000
                 Dade County Industrial Development
                   Authority Revenue, (Dolphins Stadium):
       900,000     Series B, Variable Rate, 4.25%, 1/1/16 ...            900,000
       400,000     Series C, Variable Rate, 4.25%, 1/1/16 ...            400,000
     3,000,000   Florida Board of Education Lottery Revenue
                   Series B, 4.50%, 7/1/01 ..................          3,005,746
     4,100,000   Gulf Breeze Healthcare Facilities Revenue
                   (Heritage Healthcare), Variable Rate
                   4.34%, 1/1/24 ............................          4,100,000
     3,000,000   Jacksonville Industrial Development Revenue
                   (Airport Hotel), Variable Rate, 4.25%, 7/1/13       3,000,000
     4,700,000   Palm Beach County Educational Facilities
                   Authority Revenue, (Atlantic College)
                   Variable Rate, 4.30%, 12/1/12 ............          4,700,000

                                                                      16,705,746

Georgia - 5.0%
     1,200,000   Bartow County, (Sales Tax), 4.40%, 5/1/01 ..          1,200,000
     7,000,000   Fulton County Housing Authority Multifamily
                   Housing Revenue, (Hampton Hills
                   Apartments), Variable Rate, 4.35%, 6/1/23           7,000,000
       200,000   Fulton County Residential Care Facilities
                   (Lenbrook Square Foundation)
                   Variable Rate, 4.40%, 1/1/18 .............            200,000
     5,000,000   South Georgia Hospital Authority Revenue
                   (Georgia Alliance Community Hospitals)
                   Series A, Variable Rate, 4.40%, 4/1/29 ...          5,000,000

                                                                      13,400,000

Illinois - 9.1%
     1,000,000   Chicago Public Building Commission
                   Building Revenue, Series A, 4.90%, 12/1/01          1,004,249
     5,300,000   Chicago Tax Increment, Series B, Variable
                   Rate, 4.30%, 12/1/14 .....................          5,300,000
     8,000,000   Illinois Development Finance Authority
                   Pollution Control Revenue, (Diamond
                   Star Motors), Variable Rate, 5.90%, 12/1/08         8,000,000
     5,000,000   Illinois Health Facilities Authority Revenue
                   (Southern Illinois Healthcare, Inc.)
                   Variable Rate, 4.35%, 3/1/31 .............          5,000,000
     1,260,000   Lake County Community Consolidated
                   School District No. 046 Grayslake
                   (Capital Appreciation), Series B
                   0%, 12/1/01 ..............................          1,236,496
     2,400,000   Northlake Economic Development Revenue
                   (Dominick's Foods), Series B
                   Variable Rate, 4.55%, 1/1/02 .............          2,400,000
                 Sauget Pollution Control Revenue
                   (Monsanto Co.):
       600,000     Variable Rate, 4.35%, 9/1/14 .............            600,000
       300,000     Variable Rate, 4.35%, 9/1/22 .............            300,000
       400,000     Variable Rate, 4.35%, 5/1/28 .............            400,000

                                                                      24,240,745

See Notes to Schedules of Investments.

28  Janus Income Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Indiana - 0.6%
$    1,020,000   Indiana State Educational Facilities Authority
                   Revenue, (Franklin College), Variable Rate
                   4.45%, 10/1/19 ...........................     $    1,020,000
       550,000   Logansport Economic Development Revenue
                   (Modine Manufacturing Co.), Variable
                   Rate, 4.65%, 1/1/08 ......................            550,000

                                                                       1,570,000

Iowa - 4.9%
     1,250,000   Buffalo Pollution Control Revenue
                   (LaFarge Corp.), Series B, Variable Rate
                   4.50%, 10/1/10 ...........................          1,250,000
                 Iowa Higher Education Loan
                   Authority Revenue:
     3,000,000     (Briar Cliff), Variable Rate, 4.35%, 6/1/19         3,000,000
     2,000,000     (Grand View), Variable Rate, 4.50%, 10/1/25         2,000,000
     4,500,000     (Palmer Chiropractic), Variable Rate
                   4.50%, 4/1/27 ............................          4,500,000
     2,000,000   Iowa School Corp.
                   (Cash Anticipation), 5.50%, 6/22/01 ......          2,002,752
       300,000   Muscatine County Pollution Control Revenue
                   (Monsanto Co.), Variable Rate
                   4.35%, 10/1/07 ...........................            300,000

                                                                      13,052,752

Kentucky - 0.6%
     1,580,000   Louisville Multifamily Revenue
                   (Station House Square), Variable Rate
                   4.45%, 7/15/19 ...........................          1,580,000

Louisiana - 0.7%
     1,800,000   Ouachita Parish Industrial Development
                   Revenue, (McRae's, Inc.), Variable Rate
                   4.75%, 7/1/04 ............................          1,800,000

Maryland - 0.4%
     1,000,000   Carroll County, (County Commissioners
                   Consolidated Public Improvements
                   of 1991), 6.25%, 11/1/01 .................          1,033,773

Michigan - 3.5%
     1,015,000   Clarkston Community Schools, 5.50%, 5/1/01 .          1,015,000
     2,000,000   Farmington Public School District
                   5.00%, 5/1/01 ............................          2,000,000
     6,300,000   Holland Economic Development Corp.
                   (Thrifty Holland, Inc.), Variable Rate
                   3.75%, 3/1/13 ............................          6,300,000

                                                                       9,315,000

Minnesota - 1.2%
     1,000,000   Minnesota School Districts Tax and Aid
                   Anticipated Borrowing Program
                   Series B, 4.30%, 8/17/01 .................          1,004,444
     1,000,000   Perham Independent School District No. 549
                   4.55%, 9/28/01 ...........................          1,000,390
     1,250,000   St. Paul Housing and Redevelopment
                   Authority Revenue, (Goodwill/Easter Seals)
                   Variable Rate, 4.45%, 8/1/25 .............          1,250,000

                                                                       3,254,834

Mississippi - 0.3%
$      720,000   Mississippi Board of Trustees of Institutions
                   of Higher Learning, Series A
                   5.00%, 10/15/01 ..........................     $      721,903

Missouri - 3.1%
     2,000,000   Missouri Development Finance Board
                   Infrastructure Facilities Revenue
                   (St. Louis Convention Center), Series C
                   Variable Rate, 4.50%, 12/1/20 ............          2,000,000
       100,000   Missouri Environmental Improvement and
                   Energy Reservoir Authority Pollution
                   Control Revenue, (Monsanto Co.)
                   Variable Rate, 4.25%, 6/1/23 .............            100,000
     3,050,000   Missouri Health and Educational Facilities
                   Authority Revenue, Series H
                   3.75%, 4/19/02 ...........................          3,062,831
     3,175,000   Missouri Health and Educational Facilities
                   Authority School District Advance Funding
                   (Jasper County School District), Series G
                   5.00%, 10/1/01 ...........................          3,182,947

                                                                       8,345,778

Nevada - 0.7%
     2,000,000   Clark County Economic Development
                   Revenue, (Lutheran Secondary School
                   Association), Variable Rate, 4.35%, 2/1/30          2,000,000

New York - 1.3%
     3,440,000   New York, (Escrow to Maturity-Capital
                   Appreciation), Series I, 0%, 8/1/01 ......          3,402,748

North Carolina - 0.1%
       200,000   North Carolina Medical Care Communities
                   Revenue, (Carolina Meadows, Inc.)
                   Variable Rate, 4.40%, 6/1/28 .............            200,000

Ohio - 6.8%
     1,200,000   Bedford, (Cash Anticipation)
                   4.625%, 12/20/01 .........................          1,202,381
     1,000,000   Clinton County Hospital Revenue
                   (Ohio Hospital Capital, Inc.)
                   Variable Rate, 4.40%, 6/1/28 .............          1,000,000
    10,000,000   Cuyahoga County Hospital Facilities Revenue
                   (Sisters of Charity Health System)
                   Variable Rate, 4.30%, 11/1/30 ............         10,000,000
     2,250,000   Erie County, (Cash Anticipation)
                   4.625%, 11/14/01 .........................          2,252,611
     3,600,000   Sandusky, (Cash Anticipation)
                   4.75%, 9/12/01 ...........................          3,606,390

                                                                      18,061,382

Oklahoma - 0.3%
       800,000   Oklahoma City Industrial and Cultural
                   Facilities Trust Revenue, (Oklahoma
                   Christian College), Variable Rate
                   4.25%, 7/1/15 ............................            800,000

See Notes to Schedules of Investments.

                                          Janus Income Funds  April 30, 2001  29

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Pennsylvania - 7.4%
$    4,000,000   Allegheny County Industrial Development
                   Authority Revenue, (Zoological Society)
                   Series A, 4.80%, 6/1/19 ..................     $    4,000,000
                 Pennsylvania Higher Educational Facilities
                   Authority Revenue:
     2,700,000     (Association of Independent Colleges and
                   Universities), Series D-1, 4.35%, 5/1/01 .          2,700,000
     1,700,000     (Council of Independent Colleges and
                   Universities Financing), Series B-8
                   4.40%, 11/1/07 ...........................          1,700,000
    10,000,000   Schuylkill County Industrial Development
                   Authority Resource Recovery Revenue
                   (WPS Westwood), Variable Rate
                   4.45%, 4/1/21 ............................         10,000,000
     1,300,000   Venango Industrial Development Authority
                   Pollution Control Revenue, (Pennzoil Co.)
                   Variable Rate, 4.55%, 12/1/12 ............          1,300,000

                                                                      19,700,000

Rhode Island - 1.0%
     2,800,000   Rhode Island Health and Educational
                   Building Corp. Educational Institution
                   Revenue, (St. George's School Issue)
                   Variable Rate, 4.30%, 9/1/30 .............          2,800,000

Tennessee - 2.6%
     5,000,000   Memphis Health Educational and Housing
                   Facilities Board of Revenue, (Not-For-Profit
                   Multifamily Program), Variable Rate
                   4.34%, 7/1/32 ............................          5,000,000
     2,000,000   Signal Mountain Health, Educational and
                   Housing Facilities Board of Revenue
                   (Alexian Village), Variable Rate
                   4.15%, 10/1/28 ...........................          2,000,000

                                                                       7,000,000

Texas - 5.2%
     4,805,000   Bexar County Housing Finance Corp.
                   Multifamily Housing Revenue
                   (Mitchell Village Apartments), Series A
                   Variable Rate, 4.25%, 2/15/30 ............          4,805,000
       100,000   Brazos River Authority Pollution Control
                   Revenue, (Monsanto Co.), Variable Rate
                   4.35%, 2/1/04 ............................            100,000
                 Gulf Coast Waste Disposal Authority
                   Pollution Control Revenue, (Monsanto Co.):
     1,100,000     4.35%, 7/1/01 ............................          1,100,000
       600,000     4.35%, 4/1/13 ............................            600,000
     1,025,000   Houston Hotel Occupancy, (Custodial
                   Receipts), Series A, 7.00%, 7/1/01 .......          1,031,213
     2,835,000   Northwest Texas Independent School
                   District, (Capital Appreciation)
                   0%, 8/15/01 ..............................          2,808,182
     1,190,000   Socorro Independent School District
                   Series A, 4.875%, 2/15/02 ................          1,204,150
     2,090,000   Texas Department of Housing and
                   Community Affairs Multifamily Revenue
                   (High Point III), Series A, Variable Rate
                   4.30%, 2/1/23 ............................          2,090,000

                                                                      13,738,545

Utah - 1.1%
$    3,000,000   Intermountain Power Agency Power Supply
                   Revenue, Series B, 0%, 7/1/01 ............     $    2,977,247

Virginia - 4.3%
                 Suffolk Redevelopment and Housing
                   Authority Multifamily Housing Revenue:
     5,350,000     (Rental-Windsor Fieldstone), Variable Rate
                   4.75%, 12/1/07 ...........................          5,350,000
     6,188,000     (Rental-Windsor Potomac), Variable Rate
                   4.75%, 12/1/07 ...........................          6,188,000

                                                                      11,538,000

Washington - 7.6%
                 Washington State Housing Finance
                   Commission Nonprofit Housing Revenue:
     3,050,000     (Golden Sands), Variable Rate
                   4.55%, 7/1/29 ............................          3,050,000
     3,300,000     (Local 82 - J.A.T.C. Educational
                   Development Trust), Variable Rate
                   4.80%, 11/1/25 ...........................          3,300,000
     3,065,000     (Nikkei Concerns), Variable Rate
                   4.40%, 10/1/19 ...........................          3,065,000
     3,100,000     (Rockwood Retirement Program)
                   Variable Rate, 4.70%, 1/1/30 .............          3,100,000
     2,350,000     (YMCA Greater Seattle), Variable Rate
                   4.40%, 7/1/11 ............................          2,350,000
       265,000     (YMCA Snohomish County), Variable Rate
                   4.70%, 6/1/27 ............................            265,000
     5,000,000   Washington State
                   Series B, 6.75%, 6/1/01 ..................          5,009,606

                                                                      20,139,606
Wisconsin - 3.4%
     1,000,000   De Pere Unified School District
                   (Cash Anticipation)
                   5.00%, 12/1/01 ...........................          1,002,677
                 Wisconsin Health and Educational Facilities
                   Authority Revenue:
     2,165,000     (Monroe Joint Venture, Inc.), Variable Rate
                   4.35%, 1/1/30 ............................          2,165,000
     5,950,000     (Riverview Hospital Association)
                   Variable Rate, 4.50%, 10/1/30 ............          5,950,000

                                                                       9,117,677
--------------------------------------------------------------------------------
Total Investments (total cost $265,459,431) - 99.5% .........        265,459,431
--------------------------------------------------------------------------------
Cash Receivables and Other Assets, net of Liabilities - 0.5%           1,263,419
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  266,722,850
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

30  Janus Income Funds  April 30, 2001

Statements of Assets and Liabilities - Bond Funds

                                          Janus                           Janus           Janus
As of April 30, 2001, (unaudited)        Flexible         Janus          Federal        Short-Term
(all numbers in thousands except          Income        High-Yield      Tax-Exempt         Bond
net asset value per share)                 Fund            Fund            Fund            Fund
---------------------------------------------------------------------------------------------------
Assets:
Investments at cost                    $  1,140,728    $    418,159    $    105,773    $    274,229
---------------------------------------------------------------------------------------------------
Investments at value                   $  1,134,257    $    409,284    $    104,363    $    276,552
---------------------------------------------------------------------------------------------------
  Cash                                           --           3,101             112              77
  Receivables:
    Investments sold                         37,610          10,338              --              --
    Fund shares sold                          1,881           1,815              29           1,209
    Interest                                 16,755           6,970           1,767           3,382
  Other assets                                    4              --              --              69
---------------------------------------------------------------------------------------------------
Total Assets                              1,190,507         431,508         106,271         281,289
---------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                          6,358              --              --              --
    Investments purchased                    31,654          10,761              --           2,697
    Fund shares repurchased                   3,376           1,081             410           1,809
    Dividends                                   507             289              59              32
    Advisory fee                                548             260               3             149
    Transfer agent fee                          270              56              14              43
  Accrued expenses                              203              99              31              85
---------------------------------------------------------------------------------------------------
Total Liabilities                            42,916          12,546             517           4,815
---------------------------------------------------------------------------------------------------
Net Assets                             $  1,147,591    $    418,962    $    105,754    $    276,474
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)             125,376          42,998          15,644          94,738
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share              $       9.15    $       9.74    $       6.76    $       2.92
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  31

Statements of Operations - Bond Funds

                                                                   Janus                         Janus          Janus
                                                                  Flexible        Janus         Federal       Short-Term
For the six months ended April 30, 2001, (unaudited)               Income       High-Yield     Tax-Exempt        Bond
(all numbers in thousands)                                          Fund           Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                       $   39,916     $   16,634     $    2,545     $    6,169
  Dividends                                                           1,111             --             --             --
------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                              41,027         16,634          2,545          6,169
------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                       3,157          1,286            285            647
  Transfer agent fees and expenses                                    1,151            392            141            253
  Registration fees                                                      25             81             46             62
  Postage and mailing expenses                                           37             16              5             11
  Custodian fees                                                         35             27             14             16
  Printing expenses                                                      58             30              6             20
  Audit fees                                                             11              9              4              6
  Trustees' fees and expenses                                             4              2              2              3
  Other expenses                                                          8             12              8              8
------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                        4,486          1,855            511          1,026
------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                               (213)          (107)           (21)           (19)
------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                          4,273          1,748            490          1,007
------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                       --             --          (182)          (360)
------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                              4,273          1,748            308            647
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                36,754         14,886          2,237          5,522
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              11,607        (7,532)            300            744
  Net realized gain/(loss) from foreign currency transactions          (46)             --             --             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                  5,858          1,409          (432)          3,222
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               17,419        (6,123)          (132)          3,966
------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             $   54,173     $    8,763     $    2,105     $    9,488
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

32  Janus Income Funds  April 30, 2001

Statements of Changes in Net Assets - Bond Funds

                                                                     Janus                           Janus
For the six months ended April 30, 2001, (unaudited)             Flexible Income                   High-Yield
and for the fiscal year ended October 31, 2000                        Fund                            Fund
(all numbers in thousands)                                     2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                    $    36,754     $    83,138     $    14,886     $    24,096
  Net realized gain/(loss) from investment and
    foreign currency transactions                               11,561        (59,232)         (7,532)         (6,991)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations             5,858          13,594           1,409             207
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                               54,173          37,500           8,763          17,312
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                      (35,601)        (81,041)        (14,383)        (23,852)
  Net realized gain from investment transactions*                   --              --              --              --
  Tax return of capital                                             --           (674)              --           (192)
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                 (35,601)        (81,715)        (14,383)        (24,044)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                  250,137         437,872         213,546         305,304
  Reinvested dividends and distributions                        31,765          70,966          12,384          19,220
  Shares repurchased                                         (233,306)       (663,598)       (101,272)       (282,344)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         48,596       (154,760)         124,658          42,180
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           67,168       (198,975)         119,038          35,448
Net Assets:
  Beginning of period                                        1,080,423       1,279,398         299,924         264,476
----------------------------------------------------------------------------------------------------------------------
  End of period                                            $ 1,147,591     $ 1,080,423     $   418,962     $   299,924
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $ 1,222,606     $ 1,174,010     $   459,675     $   335,017
  Accumulated net investment income/(loss)*                      1,040           (113)             462            (41)
  Accumulated net realized gain/(loss)
    from investments*                                         (69,582)        (81,143)        (32,300)        (24,768)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations              (6,473)        (12,331)         (8,875)        (10,284)
----------------------------------------------------------------------------------------------------------------------
                                                           $ 1,147,591     $ 1,080,423     $   418,962     $   299,924
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                   27,137          47,632          21,588          29,797
  Reinvested distributions                                       3,457           7,756           1,263           1,887
----------------------------------------------------------------------------------------------------------------------
Total                                                           30,594          55,388          22,851          31,684
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                          (25,449)        (72,002)        (10,339)        (27,572)
Net Increase/(Decrease) in Fund Shares                           5,145        (16,614)          12,512           4,112
Shares Outstanding, Beginning of Period                        120,231         136,845          30,486          26,374
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              125,376         120,231          42,998          30,486
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                                $   943,579     $ 1,066,320     $   606,470     $   669,936
    Proceeds from sales of securities                          732,061       1,387,005         529,984         684,537
    Purchases of long-term U.S. government obligations         653,969         665,758          34,740              --
    Proceeds from sales of long-term U.S.
      government obligations                                   757,734         536,521          29,184              --

                                                                      Janus                           Janus
For the six months ended April 30, 2001, (unaudited)            Federal Tax-Exempt               Short-Term Bond
and for the fiscal year ended October 31, 2000                         Fund                            Fund
(all numbers in thousands)                                     2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                    $     2,237     $     3,959     $     5,522     $     7,396
  Net realized gain/(loss) from investment and
    foreign currency transactions                                  300         (3,962)             744             109
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations             (432)           4,778           3,222             744
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                2,105           4,775           9,488           8,249
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (2,237)         (3,959)         (5,522)         (7,396)
  Net realized gain from investment transactions*                   --              --              --              --
  Tax return of capital                                             --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (2,237)         (3,959)         (5,522)         (7,396)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   60,047          48,754         224,981         184,230
  Reinvested dividends and distributions                         1,844           3,151           5,266           6,790
  Shares repurchased                                          (36,061)        (68,864)        (97,638)       (190,982)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         25,830        (16,959)         138,609              38
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           25,698        (16,143)         136,575             891
Net Assets:
  Beginning of period                                           80,056          96,199         139,899         139,008
----------------------------------------------------------------------------------------------------------------------
  End of period                                            $   105,754     $    80,056     $   276,474     $   139,899
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $   112,788     $    86,958     $   277,109     $   144,500
  Accumulated net investment income/(loss)*                         --              --              --              --
  Accumulated net realized gain/(loss)
    from investments*                                          (5,623)         (5,923)         (2,958)         (7,396)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations              (1,411)           (979)           2,323           (899)
----------------------------------------------------------------------------------------------------------------------
                                                           $   105,754     $    80,056     $   276,474     $   139,899
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                    8,755           7,307          77,601          65,043
  Reinvested distributions                                         270             473           1,800           2,397
----------------------------------------------------------------------------------------------------------------------
Total                                                            9,025           7,780          79,401          67,440
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                           (5,260)        (10,354)        (33,658)        (67,480)
Net Increase/(Decrease) in Fund Shares                           3,765         (2,574)          45,743            (40)
Shares Outstanding, Beginning of Period                         11,879          14,453          48,995          49,035
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               15,644          11,879          94,738          48,995
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                                $    60,570     $    70,264     $   146,735     $   138,040
    Proceeds from sales of securities                           29,544          91,196         122,863         158,493
    Purchases of long-term U.S. government obligations              --          13,359          72,763          27,763
    Proceeds from sales of long-term U.S.
      government obligations                                        --          13,313              --          12,234

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  33

Financial Highlights - Bond Funds

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                Janus Flexible Income Fund
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     8.99    $     9.35      $     9.91    $    10.00    $     9.65    $     9.55
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .31           .65             .63           .67           .69           .73
  Net gains or (losses) on securities
    (both realized and unrealized)                   .15         (.35)           (.45)           .12           .37           .10
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .46           .30             .18           .79          1.06           .83
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.30)      (.66)(2)           (.63)         (.67)         (.69)         (.73)
  Distributions (from capital gains)                  --            --              --         (.21)         (.02)            --
  Distributions (in excess of capital gains)          --            --           (.11)            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.30)         (.66)           (.74)         (.88)         (.71)         (.73)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     9.15    $     8.99      $     9.35    $     9.91    $    10.00    $     9.65
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      5.10%         3.31%           1.75%         8.14%        11.48%         9.01%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $1,147,591    $1,080,423      $1,279,398    $1,103,591    $  727,101    $  603,655
Average Net Assets for the Period
  (in thousands)                              $1,102,949    $1,137,973      $1,266,098    $  892,853    $  656,422    $  603,694
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.82%         0.81%           0.82%         0.84%         0.87%         0.88%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.78%         0.79%           0.81%         0.82%         0.86%         0.87%
Ratio of Net Investment Income to
  Average Net Assets**                             6.72%         7.31%           6.54%         6.68%         7.10%         7.60%
Portfolio Turnover Rate**                           291%          173%            119%          148%          207%          214%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year or                                              Janus High-Yield Fund
period ended October 31                          2001          2000            1999          1998          1997         1996(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     9.84    $    10.03      $    10.25    $    11.83    $    11.12    $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .41           .86             .89           .90           .97           .80
  Net gains or (losses) on securities
    (both realized and unrealized)                 (.11)         (.19)           (.22)        (1.02)           .82          1.12
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .30           .67             .67         (.12)          1.79          1.92
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.40)      (.86)(2)           (.89)         (.90)         (.97)         (.80)
  Distributions (from capital gains)                  --            --              --         (.56)         (.11)            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.40)         (.86)           (.89)        (1.46)        (1.08)         (.80)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     9.74    $     9.84      $    10.03    $    10.25    $    11.83    $    11.12
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      3.10%         6.72%           6.34%       (1.45%)        16.94%        19.71%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $  418,962    $  299,924      $  264,476    $  268,217    $  301,422    $  210,933
Average Net Assets for the Period
  (in thousands)                              $  353,188    $  285,821      $  296,586    $  380,942    $  266,213    $   88,126
Ratio of Gross Expenses to
  Average Net Assets**(1)                       1.06%(4)      1.03%(4)        1.02%(4)      0.99%(4)      1.03%(4)      1.01%(4)
Ratio of Net Expenses to
  Average Net Assets**(1)                          1.00%         1.00%           1.00%         0.96%         1.00%         1.00%
Ratio of Net Investment Income to
  Average Net Assets**                             8.50%         8.43%           8.48%         7.85%         8.45%         9.00%
Portfolio Turnover Rate**                           423%          295%            310%          336%          404%          324%

(1)  See "Explanation of Charts and Tables."
(2) Dividends (from net investment income) includes return of capital, less than $0.01 per share.
(3)  Fiscal period December 29, 1995 (inception) to October 31, 1996.
(4)  The ratio was N/A in 2001, 1.05% in 2000, 1.05% in 1999, N/A in 1998, 1.04%
     in 1997 and 1.18% in 1996 before waiver of certain fees incurred by the Fund.
 * Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

34  Janus Income Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                              Janus Federal Tax-Exempt Fund
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     6.74    $     6.66      $     7.27    $     7.09    $     6.92    $     6.88
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .16           .34             .34           .34           .35           .36
  Net gains or (losses) on securities
    (both realized and unrealized)                   .02           .08            (.61)          .18           .17           .04
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .18           .42            (.27)          .52           .52           .40
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.16)         (.34)           (.34)         (.34)         (.35)         (.36)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.16)         (.34)           (.34)         (.34)         (.35)         (.36)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     6.76    $     6.74      $     6.66    $     7.27    $     7.09    $     6.92
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.66%         6.47%         (4.04%)         7.65%         7.72%         5.94%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $  105,754    $   80,056      $   96,199    $   91,625    $   62,055    $   44,858
Average Net Assets for the Period
  (in thousands)                              $   95,682    $   77,794      $  102,366    $   74,133    $   53,574    $   36,312
Ratio of Gross Expenses to
  Average Net Assets**(1)                       0.69%(2)      0.67%(2)        0.66%(2)      0.67%(2)      0.66%(2)      0.68%(2)
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.65%         0.65%           0.65%         0.65%         0.65%         0.65%
Ratio of Net Investment Income to
  Average Net Assets**                             4.71%         5.09%           4.79%         4.76%         5.00%         5.18%
Portfolio Turnover Rate**                            66%          115%             62%          227%          304%          225%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                Janus Short-Term Bond Fund
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     2.86    $     2.83      $     2.91    $     2.90    $     2.86    $     2.84
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .08           .16             .16           .17           .17           .16
  Net gains or (losses) on securities
    (both realized and unrealized)                   .06           .03           (.08)           .01           .04           .02
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .14           .19             .08           .18           .21           .18
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.08)         (.16)           (.16)         (.17)         (.17)         (.16)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.08)         (.16)           (.16)         (.17)         (.17)         (.16)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     2.92    $     2.86      $     2.83    $     2.91    $     2.90    $     2.86
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      5.32%         6.65%           2.82%         6.49%         7.70%         6.49%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $  276,474    $  139,899      $  139,008    $  140,906    $   57,908    $   40,784
Average Net Assets for the Period
  (in thousands)                              $  200,883    $  128,788      $  135,882    $   89,556    $   48,421    $   42,203
Ratio of Gross Expenses to
  Average Net Assets**(1)                       0.67%(3)      0.66%(3)        0.66%(3)      0.67%(3)      0.67%(3)      0.67%(3)
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.65%         0.65%           0.65%         0.65%         0.65%         0.65%
Ratio of Net Investment Income to
  Average Net Assets**                             5.54%         5.74%           5.59%         5.91%         6.03%         5.57%
Portfolio Turnover Rate**                           158%          134%            101%          101%          133%          486%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 1.08% in 2001,  1.02% in 2000,  1.01% in 1999, 0.99% in 1998,
     1.11% in 1997 and 1.14% in 1996 before waiver of certain fees incurred by the Fund.
(3)  The ratio was 1.03% in 2001,  1.03% in 2000,  1.03% in 1999, 1.06% in 1998,
     1.20% in 1997 and 1.23% in 1996 before waiver of certain fees incurred by the Fund.
 * Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  35

Statements of Assets and Liabilities - Money Market Funds

                                                             Janus           Janus
As of April 30, 2001, (unaudited)            Janus         Government      Tax-Exempt
(all numbers in thousands except          Money Market    Money Market    Money Market
net asset value per share)                    Fund            Fund            Fund
--------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost           $ 13,570,338    $  1,139,600    $    265,459
  Cash                                              75              82              21
  Receivables:
    Fund shares sold                            11,432             877             725
    Interest                                    46,719           1,502           1,747
--------------------------------------------------------------------------------------
Total Assets                                13,628,564       1,142,061         267,952
--------------------------------------------------------------------------------------
Liabilities:
  Payables
    Investments purchased                       84,904              --              --
    Fund shares repurchased                     29,881           3,948           1,069
    Dividends and distributions                 22,880           1,713              48
    Advisory fees                                1,146              95              22
    Administrative fees                          2,288             214              86
    Service fees                                    20              24              --
    Audit fees                                       4               1              --
    Trustees' fees and expenses                     48               3               4
--------------------------------------------------------------------------------------
Total Liabilities                              141,171           5,998           1,229
--------------------------------------------------------------------------------------
Net Assets                                $ 13,487,393    $  1,136,063    $    266,723
Shares Outstanding                          13,487,356       1,136,060         266,723
Net Assets - Investor Shares              $  3,732,200    $    436,621    $    192,611
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              3,732,190         436,621         192,611
--------------------------------------------------------------------------------------
Net Asset Value Per Share                 $       1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------
Net Assets - Institutional Shares         $  9,660,452    $    575,453    $     74,102
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              9,660,426         575,450          74,102
--------------------------------------------------------------------------------------
Net Asset Value Per Share                 $       1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------
Net Assets - Service Shares               $     94,741    $    123,989    $         10
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                 94,740         123,989              10
--------------------------------------------------------------------------------------
Net Asset Value Per Share                 $       1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

36  Janus Income Funds  April 30, 2001

Statements of Operations - Money Market Funds

                                                                           Janus           Janus
For the six months ended                                   Janus         Government      Tax-Exempt
 April 30, 2001, (unaudited)                            Money Market    Money Market    Money Market
(all numbers in thousands)                                  Fund            Fund            Fund
----------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $    399,247    $     34,884    $      4,487
----------------------------------------------------------------------------------------------------
                                                             399,247          34,884           4,487
----------------------------------------------------------------------------------------------------
Expenses:
  Advisory fee for investor shares                             1,826             186              93
  Advisory fee for institutional shares                        4,704             340              22
  Advisory fee for service shares                                 50              52              --
  Administrative fee for investor shares                       9,132             928             466
  Administrative fee for institutional shares                  3,764             170              17
  Administrative fee for service shares                           40              26              --
  Service fee for service shares                                 126             129              --
  Audit fees                                                       8               4               5
  Trustees' fees and expenses                                     36               5               7
----------------------------------------------------------------------------------------------------
Total Expenses                                                19,686           1,840             610
----------------------------------------------------------------------------------------------------
Net Investment Income                                        379,561          33,044           3,877
----------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain from investment transactions                  37               3              --
----------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations    $    379,598    $     33,047    $      3,877
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  37

Statements of Changes in Net Assets - Money Market Funds

                                                                     Janus                            Janus Government
For the six months ended April 30, 2001, (unaudited)              Money Market                          Money Market
and for the fiscal year ended October 31, 2000                        Fund                                  Fund
(all numbers in thousands)                                   2001               2000               2001               2000
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                 $      379,561     $      598,643     $       33,044     $       67,828
  Net realized gain from investment transactions                    37              1,007                  3                 25
-------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations           379,598            599,650             33,047             67,853
-------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                          (100,073)          (171,994)            (9,996)           (19,104)
    Institutional Shares                                     (276,637)          (423,069)           (20,176)           (44,987)
    Service Shares                                             (2,851)            (3,580)            (2,872)            (3,737)
  Net realized gain from investment transactions:
    Investor Shares                                                 --              (312)                 --                (6)
    Institutional Shares                                            --              (689)                 --               (18)
    Service Shares                                                  --                (6)                 --                (1)
-------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                (379,561)          (599,650)           (33,044)           (67,853)
-------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                          4,141,709         12,896,114            345,395            701,509
    Institutional Shares                                    67,494,279        123,257,128          3,769,512          7,813,075
    Service Shares                                             890,790            952,434            173,620            343,597
  Reinvested dividends and distributions:
    Investor Shares                                             96,173            163,243              9,603             18,282
    Institutional Shares                                        85,116            116,986              4,523              8,705
    Service Shares                                               2,732              3,490                  4                 17
  Shares repurchased:
    Investor Shares                                        (3,671,334)       (12,202,824)          (248,773)          (749,999)
    Institutional Shares                                  (65,227,417)      (120,564,616)        (3,980,955)        (7,800,898)
    Service Shares                                           (928,416)          (855,038)          (128,512)          (316,080)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                                 2,883,632          3,766,917           (55,583)             18,208
-------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        2,883,669          3,766,917           (55,580)             18,208
Net Assets:
  Beginning of Period                                       10,603,724          6,836,807          1,191,643          1,173,435
  End of Period                                         $   13,487,393     $   10,603,724     $    1,136,063     $    1,191,643
Net Assets Consist of:
  Capital (par value and paid-in surplus)               $   13,487,356     $   10,603,724     $    1,136,060     $    1,191,643
  Undistributed net realized gain from investments                  37                 --                  3                 --
-------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                        $   13,487,393     $   10,603,724     $    1,136,063     $    1,191,643
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                4,141,709         12,896,114            345,395            701,509
  Reinvested dividends and distributions                        96,173            163,243              9,603             18,282
-------------------------------------------------------------------------------------------------------------------------------
Total                                                        4,237,882         13,059,357            354,998            719,791
-------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                       (3,671,334)       (12,202,824)          (248,773)          (749,999)
Net Increase/(Decrease) in Fund Shares                         566,548            856,533            106,225           (30,208)
Shares Outstanding, Beginning of Period                      3,165,642          2,309,109            330,396            360,604
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            3,732,190          3,165,642            436,621            330,396
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                               67,494,279        123,257,128          3,769,512          7,813,075
  Reinvested dividends and distributions                        85,116            116,986              4,523              8,705
-------------------------------------------------------------------------------------------------------------------------------
Total                                                       67,579,395        123,374,114          3,774,035          7,821,780
-------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                      (65,227,417)      (120,564,616)        (3,980,955)        (7,800,898)
Net Increase/(Decrease) in Fund Shares                       2,351,978          2,809,498          (206,920)             20,882
Shares Outstanding, Beginning of Period                      7,308,448          4,498,950            782,370            761,488
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            9,660,426          7,308,448            575,450            782,370
-------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                  890,790            952,434            173,620            343,597
  Reinvested dividends and distributions                         2,732              3,490                  4                 17
-------------------------------------------------------------------------------------------------------------------------------
Total                                                          893,522            955,924            173,624            343,614
-------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                         (928,416)          (855,038)          (128,512)          (316,080)
Net Increase/(Decrease) in Fund Shares                        (34,894)            100,886             45,112             27,534
Shares Outstanding, Beginning of Period                        129,634             28,748             78,877             51,343
-------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               94,740            129,634            123,989             78,877
-------------------------------------------------------------------------------------------------------------------------------

                                                                Janus Tax-Exempt
For the six months ended April 30, 2001, (unaudited)              Money Market
and for the fiscal year ended October 31, 2000                        Fund
(all numbers in thousands)                                   2001               2000
-----------------------------------------------------------------------------------------
Operations:
  Net investment income                                 $        3,877     $        8,907
  Net realized gain from investment transactions                    --                 --
-----------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             3,877              8,907
-----------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                            (3,053)            (5,948)
    Institutional Shares                                         (824)            (2,932)
    Service Shares                                                  --               (27)
  Net realized gain from investment transactions:
    Investor Shares                                                 --                 --
    Institutional Shares                                            --                 --
    Service Shares                                                  --                 --
-----------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (3,877)            (8,907)
-----------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                            173,856            461,498
    Institutional Shares                                       130,182            316,487
    Service Shares                                                  --                734
  Reinvested dividends and distributions:
    Investor Shares                                              2,958              5,729
    Institutional Shares                                           793              2,788
    Service Shares                                                  --                 26
  Shares repurchased:
    Investor Shares                                          (155,586)          (442,500)
    Institutional Shares                                     (113,045)          (401,967)
    Service Shares                                                  --            (1,792)
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                                    39,158           (58,997)
-----------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           39,158           (58,997)
Net Assets:
  Beginning of Period                                          227,565            286,562
-----------------------------------------------------------------------------------------
  End of Period                                         $      266,723     $      227,565
-----------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)               $      266,723     $      227,565
  Undistributed net realized gain from investments                  --                 --
-----------------------------------------------------------------------------------------
Total Net Assets                                        $      266,723     $      227,565
-----------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                  173,856            461,498
  Reinvested dividends and distributions                         2,958              5,729
-----------------------------------------------------------------------------------------
Total                                                          176,814            467,227
-----------------------------------------------------------------------------------------
  Shares repurchased                                         (155,586)          (442,500)
Net Increase/(Decrease) in Fund Shares                          21,228             24,727
Shares Outstanding, Beginning of Period                        171,383            146,656
-----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              192,611            171,383
-----------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                                  130,182            316,487
  Reinvested dividends and distributions                           793              2,788
-----------------------------------------------------------------------------------------
Total                                                          130,975            319,275
-----------------------------------------------------------------------------------------
  Shares repurchased                                         (113,045)          (401,967)
Net Increase/(Decrease) in Fund Shares                          17,930           (82,692)
Shares Outstanding, Beginning of Period                         56,172            138,864
-----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               74,102             56,172
-----------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                       --                734
  Reinvested dividends and distributions                            --                 26
-----------------------------------------------------------------------------------------
Total                                                               --                760
-----------------------------------------------------------------------------------------
  Shares repurchased                                                --            (1,792)
Net Increase/(Decrease) in Fund Shares                              --            (1,032)
Shares Outstanding, Beginning of Period                             10              1,042
-----------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   10                 10
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

38  Janus Income Funds  April 30, 2001

Financial Highlights - Money Market Funds

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31                                Janus Money Market Fund
Investor Shares                                  2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03           .06             .05           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03           .06             .05           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)         (.06)           (.05)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)         (.06)           (.05)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.76%         5.88%           4.69%         5.25%         5.23%         5.13%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $3,732,200    $3,165,642      $2,309,109    $1,492,023    $1,032,647    $  773,887
Average Net Assets for the Period
  (in thousands)                              $3,683,025    $2,982,106      $1,808,653    $1,123,991    $  883,052    $  676,334
Ratio of Expenses to Average Net Assets**(1)    0.60%(2)      0.60%(2)        0.60%(2)      0.60%(2)      0.60%(2)      0.60%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                          5.48%         5.77%           4.61%         5.13%         5.09%         5.01%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31                         Janus Government Money Market Fund
Investor Shares                                  2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03           .06             .04           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03           .06             .04           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)         (.06)           (.04)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)         (.06)           (.04)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.73%         5.76%           4.56%         5.12%         5.11%         5.03%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $  436,621    $  330,396      $  360,604    $  213,239    $  132,133    $  117,408
Average Net Assets for the Period
  (in thousands)                              $  374,391    $  340,813      $  230,784    $  150,525    $  112,693    $  112,059
Ratio of Expenses to Average Net Assets**(1)    0.60%(2)      0.60%(2)        0.60%(2)      0.60%(2)      0.60%(2)      0.60%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                          5.38%         5.61%           4.50%         5.01%         5.42%         4.91%

(1)  See "Explanation of Charts and Tables."
(2) The ratio was 0.70% before waiver of certain fees excluding audit and trustees fees incurred by the Fund.
 * Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  39

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31                         Janus Tax-Exempt Money Market Fund
Investor Shares                                  2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .02           .04             .03           .03           .03           .03
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .02           .04             .03           .03           .03           .03
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.02)         (.04)           (.03)         (.03)         (.03)         (.03)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.02)         (.04)           (.03)         (.03)         (.03)         (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      1.64%         3.58%           2.83%         3.23%         3.20%         3.27%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $  192,611    $  171,383      $  146,656    $  105,011    $   81,268    $   74,638
Average Net Assets for the Period
  (in thousands)                              $  187,879    $  168,435      $  122,946    $   91,058    $   75,929    $   68,695
Ratio of Expenses to Average Net Assets**(1)    0.61%(2)      0.60%(2)        0.60%(2)      0.60%(2)      0.60%(2)      0.60%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                          3.28%         3.53%           2.80%         3.16%         3.14%         3.22%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31                                Janus Money Market Fund
Institutional Shares                             2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03           .06             .05           .06           .06           .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03           .06             .05           .06           .06           .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)         (.06)           (.05)         (.06)         (.06)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)         (.06)           (.05)         (.06)         (.06)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.98%         6.35%           5.16%         5.72%         5.71%         5.61%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $9,660,452    $7,308,448      $4,498,950    $4,973,909    $2,770,961    $1,705,610
Average Net Assets for the Period
  (in thousands)                              $9,486,669    $6,804,495      $5,445,434    $3,620,872    $2,545,294    $  874,431
Ratio of Expenses to Average Net Assets**(1)    0.18%(3)      0.16%(3)        0.15%(3)      0.15%(3)      0.15%(3)      0.15%(3)
Ratio of Net Investment Income to
  Average Net Assets**(1)                          5.88%         6.22%           5.04%         5.58%         5.54%         5.41%

(1)  See "Explanation of Charts and Tables."
(2) The ratio was 0.70% before waiver of certain fees excluding audit and trustees fees incurred by the Fund.
(3) The ratio was 0.35% before waiver of certain fees excluding audit and trustees fees incurred by the Fund.

 * Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

40  Janus Income Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31                         Janus Government Money Market Fund
Institutional Shares                             2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03           .06             .05           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03           .06             .05           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)         (.06)           (.05)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)         (.06)           (.05)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.96%         6.24%           5.03%         5.59%         5.58%         5.50%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $  575,453    $  782,370      $  761,488    $  820,670    $   35,776    $   59,490
Average Net Assets for the Period
  (in thousands)                              $  685,454    $  741,708      $  770,224    $  321,174    $   56,801    $   53,398
Ratio of Expenses to Average Net Assets**(1)    0.15%(2)      0.15%(2)        0.15%(2)      0.15%(2)      0.15%(2)      0.15%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                          5.94%         6.07%           4.94%         5.42%         6.04%         5.34%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31                         Janus Tax-Exempt Money Market Fund
Institutional Shares                             2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .02           .04             .03           .04           .04           .04
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .02           .04             .03           .04           .04           .04
--------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.02)         (.04)           (.03)         (.04)         (.04)         (.04)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.02)         (.04)           (.03)         (.04)         (.04)         (.04)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                      1.85%         4.03%           3.29%         3.67%         3.67%         3.74%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $   74,102    $   56,172      $  138,864    $   41,319    $    3,560    $    1,947
Average Net Assets for the Period
  (in thousands)                              $   44,062    $   73,351      $   91,837    $   18,859    $    3,466    $    1,754
Ratio of Expenses to Average Net Assets**(1)    0.19%(2)      0.16%(2)        0.15%(2)      0.15%(2)      0.15%(2)      0.15%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                          3.77%         4.00%           3.25%         3.60%         3.94%         3.82%

(1)  See "Explanation of Charts and Tables."
(2) The ratio was 0.35% before waiver of certain fees excluding audit and trustees fees incurred by the Fund.
 * Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  41

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year or
period ended October 31                                             Janus Money Market Fund
Service Shares                                   2001          2000            1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03           .06             .05           .05           .05
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03           .06             .05           .05           .05
------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)         (.06)           (.05)         (.05)         (.05)
------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)         (.06)           (.05)         (.05)         (.05)
------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.85%         6.08%           4.89%         5.45%         5.14%
------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $   94,741    $  129,634      $   28,748    $   42,520    $   10,341
Average Net Assets for the Period
  (in thousands)                              $  101,462    $   59,503      $   31,250    $   29,322    $      913
Ratio of Expenses to Average Net Assets**(2)    0.43%(3)      0.42%(3)        0.40%(3)      0.40%(3)      0.40%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                          5.67%         6.02%           4.82%         5.30%         5.02%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year or
period ended October 31                                        Janus Government Money Market Fund
Service Shares                                   2001          2000            1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03           .06             .05           .05           .05
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03           .06             .05           .05           .05
------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)         (.06)           (.05)         (.05)         (.05)
------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)         (.06)           (.05)         (.05)         (.05)
------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------
Total Return*                                      2.83%         5.97%           4.77%         5.33%         5.01%
------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $  123,989    $   78,877      $   51,343    $    2,770    $      628
Average Net Assets for the Period
  (in thousands)                              $  104,121    $   63,802      $   45,587    $      639    $    1,141
Ratio of Expenses to Average Net Assets**(2)    0.40%(3)      0.40%(3)        0.40%(3)      0.40%(3)      0.40%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                          5.56%         5.86%           4.67%         5.15%         5.23%

(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3) The ratio was 0.60% before waiver of certain fees excluding audit and trustees fees incurred by the Fund.
 * Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

42  Janus Income Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year or
period ended October 31                                        Janus Tax-Exempt Money Market Fund
Service Shares                                   2001          2000            1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00    $     1.00      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .02           .04             .03           .03           .03
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .02           .04             .03           .03           .03
------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.02)         (.04)           (.03)         (.03)         (.03)
------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.02)         (.04)           (.03)         (.03)         (.03)
------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00    $     1.00      $     1.00    $     1.00    $     1.00
------------------------------------------------------------------------------------------------------------------
Total Return*                                      1.73%         3.81%           3.06%         3.44%         3.22%
------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)    $       10    $       10      $    1,042    $   17,696    $       10
Average Net Assets for the Period
  (in thousands)                              $       10    $      737      $    4,090    $    3,215    $       10
Ratio of Expenses to Average Net Assets**(2)    0.44%(3)      0.41%(3)        0.40%(3)      0.40%(3)      0.40%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                          3.46%         3.67%           3.10%         3.32%         3.17%

(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3) The ratio was 0.60% before waiver of certain fees excluding audit and trustees fees incurred by the Fund.
 * Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2001  43

Notes to Schedules of Investments

EUR  Euro

*    Non-income-producing security
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Step-up bonds are obligations that increase the interest payment rate at a specified point in time. Rate shown reflects curent rate, which may step up at a future date.
(ss) Illiquid Securities are valued at amortized cost.
(DELTA) Security is a defaulted security with accrued interest in the amount of $280,000.

Schedule of Illiquid Securities

                                                                                                         Value as
                                                          Acquisition    Acquisition     Amortized         % of
                                                              Date          Cost            Cost        Net Assets
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund
Computer Sciences Corp., 4.68%, 5/16/01                      4/19/01    $ 50,000,000    $ 50,000,000       0.37%
Computer Sciences Corp., 5.18%, 5/18/01                      4/18/01      50,000,000      50,000,000       0.37%
Computer Sciences Corp., 4.66%, 12/27/01                    12/27/00      25,000,000      25,000,000       0.19%
EMC Mortgage Corp., 4.8875%, 8/10/01                         3/28/01     100,000,000     100,000,000       0.74%
GMACCM Mortgage Trust III Series 2000
  - Class A, (credit enhanced and liquidity
  provided by Freddie Mac), 5.09%, 9/20/05                   12/7/00      82,205,285      81,037,194       0.60%
Lehman Brothers, Inc. (90 day put), 4.8675%, 4/21/02         3/21/01     100,000,000     100,000,000       0.74%
Navy Exchange Service Command, 4.65%, 5/17/01                4/19/01      58,000,000      58,000,000       0.43%
Omnicom Capital, Inc., 4.64%, 5/23/01                        4/23/01      25,000,000      25,000,000       0.19%
Philip Morris Companies, Inc., 5.3387%, 12/4/01              12/4/00     170,444,860     169,988,773       1.26%
Unilever Capital Corp., 5.11%, 9/7/01                        8/14/00      50,000,000      50,000,000       0.37%
Zurich Capital Markets, Inc., 4.63%, 7/26/10                 8/24/00      50,000,000      50,000,000       0.37%
                                                                                        ------------------------
                                                                                        $759,025,967       5.63%
------------------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
GMACCM Mortgage Trust III Series 2000
  - Class A, (credit enhanced and liquidity
  provided by Freddie Mac), 5.09%, 9/20/05                   12/7/00    $  9,133,921    $  9,004,133       0.79%
Navy Exchange Service Command, 4.65%, 5/17/01                4/19/01      40,000,000      40,000,000       3.52%
                                                                                        ------------------------
                                                                                        $ 49,004,133       4.31%
------------------------------------------------------------------------------------------------------------------

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of April 30, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

44  Janus Income Funds  April 30, 2001

Notes to Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments.

Each of the Money Market Funds offers three classes of shares. "Investor Shares" are available to the general public, and "Institutional Shares" are available only to investors that meet certain minimum account sizes. "Service Shares" are available through banks and other financial institutions.

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD TRANSACTIONS AND FUTURES CONTRACTS
The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities. Such collateral is in the possession of the Funds' custodians. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Bond Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

                                          Janus Income Funds  April 30, 2001  45

Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have not at this time quantified the impact, if any on the Financial Statements resulting from the adoption of this new standard.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have not adopted this pronouncement. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

ADDITIONAL INVESTMENT RISK
Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreements with the Bond Funds describe the fee that the Funds must pay. Each of the Bond Funds is subject to the following schedule:

                                 Average
                                Daily Net         Annual Rate     Expense Limit
Fee Schedule                 Assets of Fund      Percentage (%)   Percentage (%)
================================================================================
Janus Flexible Income      First $300 Million         .65              1.00*
  Fund                     Over $300 Million          .55
--------------------------------------------------------------------------------
Janus High-Yield Fund      First $300 Million         .75              1.00*
                           Over $300 Million          .65
--------------------------------------------------------------------------------
Janus Federal              First $300 Million         .60               .65*
  Tax-Exempt Fund          Over $300 Million          .55
--------------------------------------------------------------------------------
Janus Short-Term           First $300 Million         .65               .65*
  Bond Fund                Over $300 Million          .55
--------------------------------------------------------------------------------
* Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital agreed to reduce the administrative fee to .08% and .33% on the Institutional Shares and Service Shares, respectively, for both the Janus Money Market Fund and the Janus Tax-Exempt Money Market Fund. The administrative fee was reduced to .05% and .30% on the Institutional Shares and Service Shares, respectively, for the

46  Janus Income Funds  April 30, 2001

Janus Government Money Market Fund. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.

Shares sold of the Janus High-Yield Fund may be subject to the Fund's 1.00% redemption fee if held for 90 days or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset level and cash flow due to short term trading.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

The Bond Funds' expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the six months ended April 30, 2001, are noted below.

DST Fees
Janus Flexible Income Fund         $102,803
Janus High-Yield Fund                59,199
Janus Federal Tax-Exempt Fund        17,935
Janus Short-Term Bond Fund           36,457

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                                                                                                                  Net
                                 Net Capital Loss     Federal Tax       Unrealized         Unrealized        Appreciation/
                                    Carryovers           Cost          Appreciation      (Depreciation)     (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund       $  (23,993,507)    $1,141,744,330    $   16,524,385    $  (24,011,458)    $   (7,487,073)
Janus High-Yield Fund               (17,605,707)       419,991,669         3,742,864       (14,450,577)       (10,707,713)
Janus Federal Tax-Exempt Fund        (1,963,344)       105,774,736         1,378,796        (2,790,826)        (1,412,030)
Janus Short-Term Bond Fund           (3,806,470)       274,229,478         2,559,808          (236,950)          2,322,858
--------------------------------------------------------------------------------------------------------------------------

                                          Janus Income Funds  April 30, 2001  47

Explanation of Charts and Tables

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following  the  performance   overview   section  is  each  Fund's  Schedule  of
Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

48  Janus Income Funds  April 30, 2001

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                          Janus Income Funds  April 30, 2001  49

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

                                                                     LFRIN-06/01